PROSPECTUS                                                           May 1, 1998
                             AMERICAN SKANDIA TRUST
                 One Corporate Drive, Shelton, Connecticut 06484
--------------------------------------------------------------------------------
American Skandia Trust (the "Trust") is a managed, open-end investment company whose separate portfolios ("Portfolios") are diversified, unless otherwise indicated. The Trust seeks to meet the differing investment objectives of its Portfolios. The Portfolios as of the date of this Prospectus and their respective investment objectives are as follows:

JanCap Growth Portfolio seeks growth of capital in a manner consistent with preservation of capital T. Rowe Price International Equity Portfolio seeks total return on its assets from long-term growth of capital and income principally through investments in common stocks of established, non-U.S. companies. T. Rowe Price International Bond Portfolio seeks to provide high current income and capital appreciation by investing in high-quality, non dollar-denominated government and corporate bonds outside the United States. Founders Capital Appreciation Portfolio seeks capital appreciation. INVESCO Equity Income Portfolio seeks high current income while following sound investment practices. Capital growth potential is an additional, but secondary, consideration in the selection of portfolio securities.
Neuberger&Berman Mid-Cap Value Portfolio seeks capital growth.

Investments in the Trust are neither insured nor guaranteed by the United States Government. Such investments are not bank deposits, and are not insured by, guaranteed by, obligations of, or otherwise supported by, any bank.

This Prospectus sets forth concisely the information that a prospective investor should know before investing in shares of the Trust and should be retained for future reference. A Statement of Additional Information, dated May 1, 1998 (the "SAI"), containing additional information about the Trust has been filed with the Securities and Exchange Commission (the "Commission") and is hereby incorporated by reference into this Prospectus. The Trust's SAI is available without charge upon request to the Trust at the above address or by calling
(800) 752-6342. The Commission maintains a Web site (http:/ /www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding the Trust.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Shares of the Trust are available to, and are marketed as a pooled funding vehicle for, life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. As of the date of this Prospectus, the only Participating Insurance Companies are American Skandia Life Assurance Corporation and Kemper Investors Life Insurance Company. From time to time, however, the Trust may enter into participation agreements with other Participating Insurance Companies. Shares of the Trust also may be offered directly to qualified pension and retirement plans, including, but not limited to, plans under sections 401, 403, 408 and 457 of the Internal Revenue Code of 1986, as amended ("Qualified Plans"). The Trust sells and redeems its shares at net asset value without any sales charges, commissions or redemption fees. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Certain Portfolios may not be available in connection with a particular variable annuity contract or variable life insurance policy or Qualified Plan. Please read the Prospectus of the variable annuity contracts and variable life insurance policies issued by Participating Insurance Companies for information regarding contract fees and expenses and any restrictions on purchases. FN-444 (5/98)

                                TABLE OF CONTENTS

Caption                                                                                                        Page

Portfolio Annual Expenses.........................................................................................3
Financial Highlights..............................................................................................6
Investment Objectives and Policies................................................................................8
     JanCap Growth Portfolio......................................................................................8
     T. Rowe Price International Equity Portfolio................................................................10
     T. Rowe Price International Bond Portfolio..................................................................12
     Founders Capital Appreciation Portfolio.....................................................................15
     INVESCO Equity Income Portfolio.............................................................................19
     Neuberger&Berman Mid-Cap Value Portfolio....................................................................19
Certain Risk Factors and Investment Methods......................................................................25
Regulatory Matters...............................................................................................32
Portfolio Turnover...............................................................................................32
Brokerage Allocation.............................................................................................33
Investment Restrictions..........................................................................................33
Net Asset Values.................................................................................................33
Purchase and Redemption of Shares................................................................................34
Organization and Management of the Trust.........................................................................38
Tax Matters......................................................................................................38
Description of Shares of the Trust...............................................................................39
Performance......................................................................................................40
Transfer and Shareholder Servicing Agent.........................................................................41
Custodian........................................................................................................41
Counsel and Auditors.............................................................................................41
Other Information................................................................................................41

PORTFOLIO ANNUAL EXPENSES (as a percentage of average net assets): Unless otherwise indicated, the expenses shown below are for the year ending December 31, 1997. "N/A" indicates that no entity has agreed to reimburse the particular expense indicated. The expenses of the portfolios either are currently being partially reimbursed or may be partially reimbursed in the future. Management Fees, Other Expenses and Total Annual Expenses are provided on both a reimbursed and not reimbursed basis, if applicable.

Maximum Sales Load Imposed on Purchases (as a percentage of offering price) NONE* Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of offering price) NONE* Deferred Sales Load (as a percentage of original purchase price or redemption proceeds, as applicable) NONE* Redemption Fees (as a percentage of amount redeemed, if applicable) NONE* Exchange Fee NONE*

* Because shares of the Portfolios may be purchased through variable insurance contracts, the prospectus of the Participating Insurance Company sponsoring such contract should be carefully reviewed for information on relevant charges and expenses. The table on the following page does not reflect any such charges.

                          Annual Fund Operating Expenses (as a percentage of average net assets)
                                                                                               Total        Total
                                                                                               Annual       Annual
                                    Management   Management     Other           Other          Expenses     Expenses
                                    Fee          Fee            Expenses        Expenses       after any    without any
                                    after any    without any    after any       without any    applicable   applicable
Portfolio:                          voluntary    voluntary      applicable      applicable     waiver or    waiver or
                                    waiver       waiver         reimbursement   reimbursement  reimbursementreimbursement
---------------------------------------------------------------------------------------------------------------------------

JanCap Growth                       0.88%         0.90%              N/A          0.18%           1.06%        1.08%
T. Rowe Price International Equity    N/A         1.00%              N/A          0.26%             N/A        1.26%
T. Rowe Price International Bond      N/A         0.80%              N/A          0.31%             N/A        1.11%
Founders Capital Appreciation         N/A         0.90%              N/A          0.23%             N/A        1.13%
INVESCO Equity Income                 N/A         0.75%              N/A          0.20%             N/A        0.95%
Neuberger&Berman Mid-Cap Value(1)     N/A         0.90%              N/A          0.25%             N/A        1.15%


(1) Prior to May 1, 1998, the Investment Manager had engaged Federated Investment Counseling as Sub-advisor for the Portfolio, for a total Investment Management fee payable at the annual rate of .75% of the first $50 million of the average daily net assets of the Portfolio, plus .60% of the Portfolio's average daily net assets of the Portfolio in excess of $50 million. As of May 1, 1998, the Investment Manager engaged Neuberger&Berman Management Incorporated as Sub-advisor for the Portfolio, for a total Investment Management fee payable at the annual rate of 0.90% of the average daily net assets of the Portfolio. The Management Fee in the above chart reflects the current Investment Management fee payable to the Investment Manager.

EXPENSE EXAMPLES:

The examples shown assume that the total annual expenses for the Portfolios throughout the period specified will be the lower of the total annual expenses without any applicable reimbursement or expenses after any applicable reimbursement.

You would pay the following  expenses  rounded to the nearest  dollar on a $1,000  investment,  assuming a 5%  hypothetical annual return at the end of each time period shown below:
                                                                                After:
Portfolio:                                           1 yr.             3 yrs.           5 yrs.            10 yrs.
---------                                            ------------------------------------------------------------

JanCap Growth                                        11                34               59                130
T. Rowe Price International Equity                   13                40               69                152
T. Rowe Price International Bond                     11                35               61                135
Founders Capital Appreciation                        12                36               62                137
INVESCO Equity Income                                10                31               53                117
Neuberger&Berman Mid-Cap Value                       12                37               64                140

The above tables are provided to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Portfolio(s). THE ABOVE EXPENSE EXAMPLES ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF THE PORTFOLIOS' PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                (This  page  has been  intentionally  left blank.)

FINANCIAL HIGHLIGHTS (Selected Per Share Data for an Average Share Outstanding and Ratios Throughout Each Period): The tables below contain financial information which has been audited in conjunction with the annual audits of the financial statements of American Skandia Trust by Deloitte & Touche LLP, Independent Auditors. Audited Financial Statements for the year ended December 31, 1997 and the Independent Auditors' Report thereon are included in the Trust's SAI, which is available without charge upon request to the Trust at One Corporate Drive, Shelton, Connecticut or by calling (800) 752-6342. Further information about the performance of the Portfolios is contained in the annual reports of the separate accounts funding the variable annuity contracts and variable life insurance policies, which also may be obtained without charge upon request to the Trust at that address or phone number. The information presented in these financial highlights is historical and is not intended to indicate future performance of the Portfolios.

--------------------------------------------------------------------------------------------------
                                                                   INCREASE (DECREASE) FROM
                                                                    INVESTMENT OPERATIONS
                                                            --------------------------------------
                                                NET ASSET      NET
                                     YEAR         VALUE     INVESTMENT   NET REALIZED   TOTAL FROM
                                    ENDED       BEGINNING     INCOME     & UNREALIZED   INVESTMENT
           PORTFOLIO             DECEMBER 31,   OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS
-------------------------------  ------------   ---------   ----------   ------------   ----------
JanCap Growth                        1997        $18.79       $ 0.06        $ 5.16        $ 5.22
                                     1996         15.40         0.02          4.19          4.21
                                     1995         11.22         0.06          4.18          4.24
                                     1994         11.78         0.06         (0.59)        (0.53)
                                     1993         10.53         0.03          1.22          1.25
                                     1992(2)      10.00        (0.01)         0.54          0.53
T. Rowe Price                        1997        $12.07       $ 0.09        $ 0.08        $ 0.17
  International Equity               1996         10.65         0.06          1.44          1.50
                                     1995          9.62         0.07          0.99          1.06
                                     1994(3)      10.00         0.02         (0.40)        (0.38)
T. Rowe Price                        1997        $10.90       $ 0.20        $(0.57)       $(0.37)
  International Bond                 1996         10.60         0.23          0.38          0.61
                                     1995          9.68         0.31          0.75          1.06
                                     1994(4)      10.00         0.27         (0.59)        (0.32)
INVESCO Equity Income                1997        $13.99       $ 0.31        $ 2.84        $ 3.15
                                     1996         12.50         0.27          1.79          2.06
                                     1995          9.75         0.25          2.65          2.90
                                     1994(3)      10.00         0.16         (0.41)        (0.25)
Founders Capital                     1997        $16.80       $(0.05)       $ 1.06        $ 1.01
  Appreciation                       1996         14.25        (0.03)         2.85          2.82
                                     1995         10.84        (0.04)         3.54          3.50
                                     1994(3)      10.00         0.11          0.73          0.84
Neuberger&Berman                     1997        $12.83       $ 0.32        $ 2.87        $ 3.19
  Mid-Cap Value*                     1996         11.94         0.36          0.97          1.33
                                     1995          9.87         0.40          2.09          2.49
                                     1994         10.79         0.46         (1.20)        (0.74)
                                     1993(5)      10.00         0.17          0.62          0.79

-------------------------------  --------------------------------------------------

                                          LESS DISTRIBUTIONS
                                 -------------------------------------
                                                                         NET ASSET
                                  FROM NET    FROM NET                     VALUE
                                 INVESTMENT   REALIZED       TOTAL          END
           PORTFOLIO               INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------------  ----------   --------   -------------   ----------
JanCap Growth                      $(0.05)     $(0.81)      $(0.86)        $23.15
                                    (0.02)      (0.80)       (0.82)         18.79
                                    (0.06)         --        (0.06)         15.40
                                    (0.03)         --        (0.03)         11.22
                                       --          --           --          11.78
                                       --          --           --          10.53
T. Rowe Price                      $(0.07)     $(0.08)      $(0.15)        $12.09
  International Equity              (0.08)         --        (0.08)         12.07
                                    (0.01)      (0.02)       (0.03)         10.65
                                       --          --           --           9.62
T. Rowe Price                      $(0.16)     $(0.26)      $(0.42)        $10.11
  International Bond                (0.14)      (0.17)       (0.31)         10.90
                                    (0.14)         --        (0.14)         10.60
                                       --          --           --           9.68
INVESCO Equity Income              $(0.26)     $(0.37)      $(0.63)        $16.51
                                    (0.24)      (0.33)       (0.57)         13.99
                                    (0.15)         --        (0.15)         12.50
                                       --          --           --           9.75
Founders Capital                   $   --      $   --       $   --         $17.81
  Appreciation                         --       (0.27)       (0.27)         16.80
                                    (0.09)         --        (0.09)         14.25
                                       --          --           --          10.84
Neuberger&Berman                   $(0.36)     $(0.51)      $(0.87)        $15.15
  Mid-Cap Value*                    (0.44)         --        (0.44)         12.83
                                    (0.42)         --        (0.42)         11.94
                                    (0.16)      (0.02)       (0.18)          9.87
                                       --          --           --          10.79

--------------------------------------------------------------------------------
 + Represents total commissions paid on portfolio securities divided by the total number of shares purchased or sold on which commissions are charged. This disclosure is required by the SEC beginning in 1996.

 * Prior to May 1, 1998, Federated Investment Counseling served as Sub-advisor to the Neuberger&Berman Mid-Cap Value Portfolio (formerly, the Federated Utility Income Portfolio). Neuberger&Berman Management, Incorporated has served as Sub-advisor to the Portfolio since May 1, 1998.

(1) Annualized.
(2) Commenced operations on November 6, 1992.
(3) Commenced operations on January 4, 1994.
(4) Commenced operations on May 3, 1994.
(5) Commenced operations on May 4, 1993.

-------------------------------------------------------------------------------------------------------------------------
                                                             RATIOS OF EXPENSES          RATIOS OF NET INVESTMENT INCOME
                   SUPPLEMENTAL DATA                       TO AVERAGE NET ASSETS           (LOSS) TO AVERAGE NET ASSETS
    -----------------------------------------------   --------------------------------   --------------------------------
                                                      AFTER ADVISORY   BEFORE ADVISORY   AFTER ADVISORY   BEFORE ADVISORY
             NET ASSETS AT   PORTFOLIO    AVERAGE       FEE WAIVER       FEE WAIVER        FEE WAIVER       FEE WAIVER
    TOTAL    END OF PERIOD   TURNOVER    COMMISSION    AND EXPENSE       AND EXPENSE      AND EXPENSE       AND EXPENSE
    RETURN    (IN 000'S)       RATE      RATE PAID+   REIMBURSEMENT     REIMBURSEMENT    REIMBURSEMENT     REIMBURSEMENT
    ------   -------------   ---------   ----------   --------------   ---------------   --------------   ---------------
    28.66%    $1,511,563        94%       $0.0628          1.07%             1.08%             0.24%             0.23%
    28.36%       892,324        79%        0.0569          1.10%             1.10%             0.25%             0.25%
    37.98%       431,321       113%            --          1.12%             1.12%             0.51%             0.51%
    (4.51%)      245,645        94%            --          1.18%             1.18%             0.62%             0.62%
    11.87%       157,852        92%            --          1.22%             1.22%             0.35%             0.35%
     5.30%        15,218         2%            --          1.33%(1)          2.21%(1)         (0.90%)(1)        (1.78%)(1)
     1.36%    $  464,456        19%       $0.0036          1.26%             1.26%             0.71%             0.71%
    14.17%       402,559        11%        0.0255          1.30%             1.30%             0.84%             0.84%
    11.09%       195,667        17%            --          1.33%             1.33%             1.03%             1.03%
    (3.80%)      108,751        16%            --          1.75%(1)          1.77%(1)          0.45%(1)          0.43%(1)
    (3.42%)   $  130,408       173%           N/A          1.11%             1.11%             4.73%             4.73%
     5.98%        98,235       241%           N/A          1.21%             1.21%             5.02%             5.02%
    11.10%        45,602       325%            --          1.53%             1.53%             6.17%             6.17%
    (3.20%)       15,218       163%            --          1.68%(1)          1.68%(1)          7.03%(1)          7.03%(1)
    23.33%    $  602,105        73%       $0.0595          0.95%             0.95%             2.54%             2.54%
    17.09%       348,680        58%        0.0603          0.98%             0.98%             2.83%             2.83%
    30.07%       176,716        89%            --          0.98%             0.98%             3.34%             3.34%
    (2.50%)       65,201        63%            --          1.14%(1)          1.14%(1)          3.41%(1)          3.41%(1)
     6.01%    $  278,258        77%       $0.0538          1.13%             1.13%            (0.32%)           (0.32%)
    20.05%       220,068        69%        0.0573          1.16%             1.16%            (0.38%)           (0.38%)
    32.56%        90,460        68%            --          1.22%             1.22%            (0.28%)           (0.28%)
     8.40%        28,559       198%            --          1.30%(1)          1.55%(1)          2.59%(1)          2.34%(1)
    26.42%    $  201,143        91%       $0.0395          0.90%             0.90%             3.34%             3.34%
    11.53%       123,138        81%        0.0446          0.93%             0.93%             3.14%             3.14%
    26.13%       107,399        71%            --          0.93%             0.93%             4.58%             4.58%
    (6.95%)       71,205        54%            --          0.99%             0.99%             5.11%             5.11%
     7.90%        57,643         5%            --          1.18%(1)          1.18%(1)          5.09%(1)          5.09%(1)

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND POLICIES: The investment objective and policies for each of the Portfolios are described below, and should be considered separately. While certain policies apply to all Portfolios, generally each Portfolio has a different investment objective and certain policies may vary. As a result, the risks, opportunities and returns in each Portfolio may differ. Those investment policies specifically labeled as "fundamental" may not be changed without approval of the shareholders of the affected Portfolio. Each Portfolio's investment objective or investment policies, unless otherwise specified, is not a fundamental policy and may be changed without shareholder approval. There can be no assurance that any Portfolio's investment objective will be achieved. Risk factors in relation to various securities and instruments in which the Portfolios may invest are described in the sections of this Prospectus and the Trust's SAI entitled "Certain Risk Factors and Investment Methods." Additional information about the investment objectives and policies of each Portfolio may be found in the Trust's SAI under "Investment Objectives and Policies."

     American Skandia Investment Services, Incorporated ("ASISI") is the investment manager ("Investment Manager") for the Trust. Currently, ASISI engages a sub-advisor ("Sub-advisor") for each Portfolio. The Sub-advisor for each Portfolio is as follows: (a) Janus Capital Corporation: JanCap Growth Portfolio; (b) Rowe Price-Fleming International, Inc.: T. Rowe Price International Equity Portfolio, T. Rowe Price International Bond Portfolio; (c) Founders Asset Management LLC: Founders Capital Appreciation Portfolio; (d) INVESCO Funds Group, Inc.: INVESCO Equity Income Portfolio; (e) Neuberger&Berman Management Incorporated: Neuberger&Berman Mid-Cap Value Portfolio.

         Subject to approval of the Board of Trustees of the Trust, the Trust may add one or more portfolios and may cease to offer one or more portfolios, any such cessation to be subject to obtaining required regulatory approvals.

JanCap Growth Portfolio:

Investment Objective: The investment objective of the Portfolio is to seek growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective. This is a fundamental objective of the Portfolio.

Investment Policies:

         The Portfolio will pursue its objective by investing primarily in common stocks. Common stock investments will be in industries and companies that the Sub-advisor believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive and regulatory environment. Although the Sub-advisor expects to invest primarily in equity securities, the Sub-advisor may increase the Portfolio's cash position without limitation when the Sub-advisor is of the opinion that appropriate investment opportunities for capital growth with desirable risk/reward characteristics are unavailable. The Portfolio may also invest to a lesser degree in preferred stocks, convertible securities, warrants, and debt securities when the Portfolio perceives an opportunity for capital growth from such securities or so that the Portfolio may receive a return on its idle cash. The Portfolio may also invest in money market funds managed by the Sub-advisor as a means of receiving a return on idle cash. Debt securities that the Portfolio may purchase include corporate bonds and debentures (not to exceed 5% of net assets in bonds rated below investment grade), government securities, mortgage- and asset-backed securities, zero-coupon bonds, indexed/structured notes, high-grade commercial paper, certificates of deposit and repurchase agreements. For a discussion of other investment companies (including money market funds), lower-rated securities, mortgage- and asset-backed securities and zero coupon bonds, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Although it is the general policy of the Portfolio to purchase and hold securities for capital growth, changes in the Portfolio will be made as the Sub-advisor deems advisable. For example, portfolio changes may result from liquidity needs, securities having reached a price objective, or by reason of developments not foreseen at the time of the original investment decision. Portfolio changes may be effected for other reasons. In such circumstances, investment income will increase and may constitute a large portion of the return on the Portfolio and the Portfolio will not participate in the market advances or declines to the extent that it would if it were fully invested.

         The Portfolio may invest in "special situations" from time to time. A "special situation" arises when, in the opinion of the Sub-advisor, the securities of a particular company will be recognized and appreciate in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in "special situations" carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

         Foreign Securities. The Portfolio may also purchase securities of foreign issuers, including foreign equity and debt securities and depositary receipts. Foreign securities are selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign stocks. No more than 25% of the Portfolio's assets may be invested in foreign securities denominated in foreign currency and not publicly traded in the United States. For a discussion of depositary receipts and the risks involved in investing in foreign securities, including the risk of currency fluctuations, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Futures, Options and Other Derivative Instruments. Subject to certain limitations, the Portfolio may purchase and write options on securities, financial indices, and foreign currencies, and may invest in futures contracts on securities, financial indices, and foreign currencies ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products. These instruments will be used primarily to hedge the Portfolio's positions against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as increasing the Portfolio's income or otherwise enhancing return. The Portfolio will not use futures contracts and options for leveraging purposes. There can be no assurance, however, that the use of these instruments by the Portfolio will assist it in achieving its investment objective. The use of futures, options, forward contracts and swaps involves investment risks and transaction costs to which the Portfolio would not be subject absent the use of these strategies. The Sub-advisor may, from time to time, at its own expense, call upon the experience of experts to assist it in implementing these strategies. The Portfolio may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations. For an additional discussion of futures and options transactions and the risks involved therein, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements, which involve the purchase of a security by the Portfolio and a simultaneous agreement (generally with a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. The Portfolio's repurchase agreements will at all times be fully collateralized. Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Portfolio and other funds advised by the Sub-advisor may invest in repurchase agreements and other money market instruments through a joint trading account. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Reverse Repurchase Agreements. The Portfolio is permitted to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price. For a discussion of reverse repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         When-Issued, Delayed Delivery and Forward Transactions. The Portfolio may purchase securities on a when-issued or delayed delivery basis, which generally involves the purchase of a security with payment and delivery due at some time in the future. The Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations between the purchase and settlement dates. For an additional discussion of when-issued securities and certain risks involved therein, see the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may also invest up to 15% of its net assets in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions. Securities eligible for resale under Rule 144A of the Securities Act of 1933, and commercial paper issued under Section 4(2) of the Securities Act of 1933, could be deemed "liquid" when saleable in a readily available market. For a discussion of illiquid securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Lower-Rated High-Yield Bonds. The Portfolio may invest no more than 5% of its net assets (at the time of investment) in lower-rated high-yield bonds. For a discussion of these instruments and the risks involved therein, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Borrowing. Subject to the Portfolio's restrictions on borrowing, the Portfolio may also borrow money from banks. For a discussion of the Portfolio's limitations on borrowing and certain risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Objectives and Policies."

         Portfolio Turnover. Because investment changes usually will be made without reference to the length of time a security has been held, a significant number of short-term transactions may result. To a limited extent, the Portfolio may also purchase individual securities in anticipation of relatively short-term price gains, and the rate of portfolio turnover will not be a determining factor in the sale of such securities. For a discussion of portfolio turnover and its effects, see this Prospectus and the Trust's SAI under "Portfolio Turnover."

T. Rowe Price International Equity Portfolio:

Investment Objective: The investment objective of the Portfolio is to seek a total return on its assets from long-term growth of capital and income, principally through investments in common stocks of established, non-U.S. companies. Investments may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return. Total return consists of capital appreciation or depreciation, dividend income, and currency gains or losses. This is a fundamental objective of the Portfolio.

Investment Policies:

         The Portfolio intends to diversify investments broadly among countries and to normally have at least three different countries represented in the Portfolio. The Portfolio may invest in countries of the Far East and Western Europe as well as South Africa, Australia, Canada and other areas (including developing countries). Under unusual circumstances, the Portfolio may invest substantially all of its assets in one or two countries.

         In seeking its objective, the Portfolio will invest primarily in common stocks of established foreign companies which have the potential for growth of capital or income or both. However, the Portfolio may also invest in a variety of other equity-related securities, such as preferred stocks, warrants and convertible securities, as well as corporate and governmental debt securities, when considered consistent with the Portfolio's investment objectives and program. Under normal market conditions, the Portfolio's investment in securities other than common stocks is limited to no more than 35% of total assets. Under exceptional economic or market conditions abroad, the Portfolio may temporarily invest all or a major portion of its assets in U.S. government obligations or debt obligations of U.S. companies. The Portfolio will not purchase any debt security which at the time of purchase is rated below investment grade. This would not prevent the Portfolio from retaining a security downgraded to below investment grade after purchase.

         The Portfolio may also invest its reserves in domestic as well as foreign money market instruments. Also, the Portfolio may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates.

         In addition to the investments described below, the Portfolio's investments may include, but are not limited to, American Depositary Receipts
(ADRs), bonds, notes, other debt securities of foreign issuers, and the securities of foreign investment funds or trusts (including passive foreign investment companies).

         Cash Reserves. While the Portfolio will remain primarily invested in common stocks, it may, for temporary defensive measures, invest in cash reserves without limitation. The Portfolio may establish and maintain reserves as Sub-advisor believes is advisable to facilitate the Portfolio's cash flow needs (e.g., redemptions, expenses and purchases of portfolio securities) or for temporary, defensive purposes. The Portfolio's reserves may be invested in domestic and foreign money market instruments rated within the top two credit categories by a national rating organization, or if unrated, of equivalent investment quality as determined by the Sub-advisor.

         Convertible Securities, Preferred Stocks, and Warrants. The Portfolio may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on the company's earnings and assets before common stock owners, but after bond owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally, two or more years).

         Foreign Currency Transactions. The Portfolio will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Portfolio will generally not enter into a forward contract with a term of greater than one year.

         The Portfolio will generally enter into forward foreign currency exchange contracts only under two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when the Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Under certain circumstances, the Portfolio may commit a substantial portion or the entire value of its portfolio to the consummation of these contracts. The Sub-advisor will consider the effect such a commitment of its portfolio to forward contracts would have on the investment program of the Portfolio and the flexibility of the Portfolio to purchase additional securities. For a discussion of foreign currency contracts and the risks involved therein, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Futures Contracts and Options. The Portfolio may enter into stock index or currency futures contracts (or options thereon) to hedge a portion of the Portfolio, to provide an efficient means of regulating the Portfolio's exposure to the equity markets, or as a hedge against changes in prevailing levels of currency exchange rates. The Portfolio will not use futures contracts for leveraging purposes. Such contracts may be traded on U.S. or foreign exchanges. The Portfolio may write covered call options and purchase put and call options on foreign currencies, securities, and stock indices. The aggregate market value of the Portfolio's currencies or portfolio securities covering call or put options will not exceed 25% of the Portfolio's total assets. The Portfolio will not commit more than 5% of its total assets to premiums when purchasing call or put options. For an additional discussion of futures contracts and options and the risks involved therein, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Objectives and Policies."

         Hybrid Investments. The Portfolio may invest up to 10% of its total assets in hybrid instruments. As part of its investment program and to maintain greater flexibility, the Portfolio may invest in these instruments, which have the characteristics of futures, options and securities. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency, security index or commodity at a future point in time. The risks of such investments would reflect both the risks of investing in futures, options, currencies, and securities, including volatility and illiquidity. Under certain conditions, the redemption value of a hybrid instrument could be zero. For a discussion of hybrid
investments  and  the  risks  involved  therein,   see  the  Trust's  SAI  under
"Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods."

         Passive Foreign Investment Companies. The Portfolio may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the Portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts.

         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may acquire illiquid securities (no more than 15% of net assets). The Portfolio will not invest more than 10% of its total assets in restricted securities (other than securities eligible for resale under Rule 144A of the Securities Act of 1933). For a discussion of illiquid and restricted securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Objectives and Policies."

         Lending of Portfolio Securities. As a fundamental policy, for the purpose of realizing additional income, the Portfolio may lend securities with a value of up to 33 1/3% of its total assets to broker-dealers, institutional investors, or other persons. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. For an additional discussion of the Portfolio's limitations on lending and certain risks involved in lending, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Objectives and Policies" and "Investment Methods."

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements with a well-established securities dealer or a bank which is a member of the Federal Reserve System. For a discussion of repurchase agreements and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Objectives and Policies."

     Borrowing. For a discussion of the Portfolio's limitations on borrowing and certain risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Restrictions."

T. Rowe Price International Bond Portfolio:

Investment Objective: The investment objective of the Portfolio is to provide high current income and capital appreciation by investing in high-quality, non dollar-denominated government and corporate bonds outside the United States. This is a fundamental objective of the Portfolio.

         Special Risk Considerations. The Portfolio is intended for long-term investors who can accept the risks associated with investing in international bonds. Total return consists of income after expenses, bond price gains (or losses) in terms of the local currency and currency gains (or losses). The value of the Portfolio will fluctuate in response to various economic factors, the most important of which are fluctuations in foreign currency exchange rates and interest rates.

         Because the Portfolio's investments are primarily denominated in foreign currencies, exchange rates are likely to have a significant impact on total Portfolio performance. For example, a fall in the U.S. dollar's value relative to the Japanese yen will increase the U.S. dollar value of a Japanese bond held in the Portfolio, even though the price of that bond in yen terms remains unchanged. Conversely, if the U.S. dollar rises in value relative to the yen, the U.S. dollar value of a Japanese bond will fall. Investors should be aware that exchange rate movements can be significant and endure for long periods of time.

         The Sub-advisor's techniques include management of currency, bond market and maturity exposure and security selection which will vary based on available yields and the Sub-advisor's outlook for the interest rate cycle in various countries and changes in foreign currency exchange rates. In any of the markets in which the Portfolio invests, longer maturity bonds tend to fluctuate more in price as interest rates change than shorter-term instruments -- again providing both opportunity and risk.

         Because of the Portfolio's long-term investment objectives, investors should not rely on an investment in the Portfolio for their short-term financial needs and should not view the Portfolio as a vehicle for playing short-term swings in the international bond and foreign exchange markets. Shares of the Portfolio alone should not be regarded as a complete investment program. Also, investors should be aware that investing in international bonds may involve a higher degree of risk than investing in U.S. bonds.

         Investments in foreign securities involve special considerations. For a discussion of the risks involved in investing in foreign securities, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

Investment Policies:

         To achieve its objectives, the Portfolio will invest at least 65% of its assets in high-quality, non dollar-denominated government and corporate bonds outside the United States. The Portfolio also seeks to moderate price fluctuation by actively managing its maturity structure and currency exposure. The Sub-advisor bases its investment decisions on fundamental market factors, currency trends, and credit quality. The Portfolio generally invests in countries where the combination of fixed-income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where the currency risk can be minimized through hedging.

         Although  the  Portfolio  expects to maintain an  intermediate  to long weighted average maturity, it has no maturity restrictions on the overall portfolio or on individual securities. Normally, the Portfolio does not hedge its foreign currency exposure back to the dollar, nor involve more than 50% of total assets in cross hedging transactions. Therefore, changes in foreign interest rates and currency exchange rates are likely to have a significant impact on total return and the market value of portfolio securities. Such changes provide greater opportunities for capital gains and greater risks of capital loss. The Sub-advisor attempts to reduce these risks through diversification among foreign securities and active management of maturities and currency exposures.

         The Portfolio may also invest up to 20% of its assets in below investment-grade, high-risk bonds, including bonds in default or those with the lowest rating. Defaulted bonds are acquired only if the Sub-advisor foresees the potential for significant capital appreciation. Securities rated below investment-grade are commonly referred to as "junk bonds" and involve greater price volatility and higher degrees of speculation with respect to the payment of principal and interest than higher quality fixed-income securities. The market prices of such lower-rated debt securities may decline significantly in periods of general economic difficulty. In addition, the trading market for these securities is generally less liquid than for higher rated securities and the Portfolio may have difficulty disposing of these securities at the time it wishes to do so. The lack of a liquid secondary market for certain securities may also make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. For a discussion of the risks involved in lower-rated debt securities, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         The Portfolio's investments may also include: debt securities issued or guaranteed by a foreign national government, its agencies, instrumentalities or political subdivisions; debt securities issued or guaranteed by supranational organizations (e.g., European Investment Bank, InterAmerican Development Bank or the World Bank); bank or bank holding company debt securities; debt securities convertible into common stock.

         The Portfolio may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current cash distribution of interest. For a discussion of zero coupon securities, see the Trust's SAI under "Certain Risk Factors and Investment Methods."

         The Portfolio may purchase securities which are not publicly offered. If such securities are purchased, they may be subject to restrictions applicable to restricted securities. The Portfolio may invest up to 15% of its net assets in illiquid securities. For a discussion of the risks involved with illiquid and restricted securities, see this Prospectus under "Certain Risk Factors and Investment Methods."

         The Portfolio intends to select its investments from a number of country and market sectors. It may substantially invest in the issuers in one or more countries and intends to have investments in securities of issuers from a minimum of three different countries. For temporary defensive or emergency purposes, however, the Portfolio may invest without limit in U.S. debt securities, including short-term money market securities. It is impossible to predict for how long such alternative strategies will be utilized.

         Short-Term Investments. To protect against adverse movements of interest rates and for liquidity, the Portfolio may also purchase short-term obligations denominated in U.S. and foreign currencies (including the ECU) such as, but not limited to, bank deposits, bankers' acceptances, certificates of deposit, commercial paper, short-term government, government agency, supranational agency and corporate obligations, and repurchase agreements.

         Nondiversified Investment Company. The Portfolio may invest more than 5% of its assets in the fixed-income securities of individual foreign governments. The Portfolio generally will not invest more than 5% of its assets in any individual corporate issuer, provided that (1) the Portfolio may place assets in bank deposits or other short-term bank instruments with a maturity of up to 30 days provided that (i) the bank has a short-term credit rating of A1+ (or, if unrated, the equivalent as determined by the Sub-advisor) and (ii) the Portfolio may not maintain more than 10% of its total assets with any single bank; and (2) the Portfolio may maintain more than 5% of its total assets, including cash and currencies, in custodial accounts or deposits of the Trust's custodian or sub-custodians. In addition, the Portfolio intends to qualify as a regulated investment company for purposes of the Internal Revenue Code. Such qualification requires the Portfolio to limit its investments so that, at the end of each calendar quarter, with respect to at least 50% of its total assets, not more than 5% of such assets are invested in the securities of a single issuer, and with respect to the remaining 50%, no more than 25% is invested in a single issuer. Since, as a nondiversified investment company, the Portfolio is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers, the Portfolio may be subject to greater credit risk with respect to its portfolio securities than an investment company that is more broadly diversified.

         Brady Bonds. The Portfolio may invest in Brady Bonds. Brady bonds, named after former U.S. Secretary of the Treasury Nicholas Brady, are used as a means of restructuring the external debt burden of a government in certain emerging markets. A Brady bond is created when an outstanding commercial bank loan to a government or private entity is exchanged for a new bond in connection with a debt restructuring plan. Brady bonds may be collateralized or uncollateralized and issued in various currencies (although typically in the U.S. dollar). They are often fully collateralized as to principal in U.S. Treasury zero coupon bonds. However, even with this collateralization feature, Brady Bonds are often considered speculative, below investment grade investments because the timely payment of interest is the responsibility of the issuing party (for example, a Latin American country) and the value of the bonds can fluctuate significantly based on the issuer's ability or perceived ability to make these payments. Finally, some Brady Bonds may be structured with floating rate or low fixed rate coupons. The Portfolio does not expect to have more than 10% of its total assets invested in Brady Bonds.

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements with well-established securities dealers or a bank that is a member of the Federal Reserve System. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         When-Issued or Delayed Delivery Securities. The Portfolio may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price and yield are generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to the Portfolio. At the time of settlement, the market value of the security may be more or less than the purchase price. For an additional discussion of when-issued securities and the risks involved therein, see the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Passive Foreign Investment Companies. The Portfolio may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the trusts' expenses (management fees and operating expenses) shareholders will also indirectly bear similar expenses of such trusts.

         Hybrid Instruments. The Portfolio may invest up to 10% of its total assets in hybrid instruments. As part of its investment program and to maintain greater flexibility, the Portfolio may invest in these instruments, which have the characteristics of futures, options and securities. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency, securities index or commodity at a future point in time. The risks of such investments would reflect both the risks of investing in futures, options and securities, including volatility and illiquidity. Under certain conditions, the redemption value of a hybrid instrument could be zero. For a discussion of hybrid securities and the risks involved therein, see the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. The Portfolio may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year. Forwards will be used primarily to adjust the foreign exchange exposure of the Portfolio with a view to protecting the Portfolio from adverse currency movements, based on the Sub-advisor's outlook, and the Portfolio might be expected to enter into such contracts under the following circumstances:

     Lock In. When management desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

                  Cross Hedge. If a particular currency is expected to decrease against another currency, the Portfolio may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Portfolio's holdings denominated in the currency sold.

                  Proxy Hedge. The Sub-advisor might choose to use a proxy hedge, where the Portfolio, having purchased a bond, will sell a currency whose value is believed to be closely linked to the currency in which the bond is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of bonds denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

         For an additional discussion of foreign currency exchange contracts and the risks involved therein, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Costs of Hedging. When the Portfolio purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially lost if the Portfolio were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Portfolio's dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in the Portfolio's net asset value per share.

         Futures and Options. The Portfolio may buy and sell futures and options contracts for any number of reasons including: to manage their exposure to changes in interest rates, securities prices and foreign currencies; as an efficient means of adjusting overall exposure to certain markets; to enhance income; to protect the value of portfolio securities; and to adjust the portfolio's duration. The Portfolio may purchase, sell, or write call and put options on securities, financial indices, and foreign currencies. The total market value of securities against which the Portfolio has written call or put options may not exceed 25% of its total assets. The Portfolio will not commit more than 5% of its total assets to premiums when purchasing call or put options. For an additional discussion of futures and options and certain risks involved therein, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

     Borrowing. For a discussion of the limitations on borrowing by the Portfolio and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Restrictions."

     Portfolio Turnover. The Portfolio may have higher portfolio turnover than other mutual funds with similar investment objectives. For a discussion of portfolio turnover and its effects, see this Prospectus and the Trust's SAI under "Portfolio Turnover."

Founders Capital Appreciation Portfolio:

     Investment Objective: The investment objective of the Portfolio is capital appreciation. This is a fundamental objective of the Portfolio.

Investment Policies:

         To achieve its objective, the Portfolio normally will invest at least 65% of its total assets in common stocks of U.S. companies with market capitalizations or annual revenues of $1.5 billion or less. Market capitalization is a measure of the size of a company and is based upon the total market value of a company's outstanding equity securities. Ordinarily, the common stocks of the U.S. companies selected for this Portfolio will not be listed on a national securities exchange but will be traded in the over-the-counter market.

         Risks of Investments in Small and Medium-Sized Companies. The Portfolio normally will invest a significant portion of its assets in the securities of small and medium-sized companies. As used with respect to this Portfolio, small and medium-sized companies are those which are still in the developing stages of their life cycles and are attempting to achieve rapid growth in both sales and earnings. Capable management and fertile operating areas are two of the most important characteristics of such companies. In addition, these companies should employ sound financial and accounting policies; demonstrate effective research and successful product development and marketing; provide efficient service; and possess pricing flexibility. The Portfolio tries to avoid investing in companies where operating results may be affected adversely by excessive competition, severe governmental regulation, or unsatisfactory productivity.

         Investments in small and medium-sized companies involve greater risk than is customarily associated with more established companies. These companies often have sales and earnings growth rates which exceed those of large companies. Such growth rates may in turn be reflected in more rapid share price appreciation. However, smaller companies often have limited operating histories, product lines, markets, or financial resources, and they may be dependent upon one-person management. These companies may be subject to intense competition from larger entities, and the securities of such companies may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of larger companies or the market averages in general. Therefore, the net asset value of the Portfolio's shares may fluctuate more widely than the popular market averages.

         Fixed Income Securities. The Portfolio may invest in convertible securities, preferred stocks, bonds, debentures, and other corporate obligations when the Sub-advisor believes that these investments offer opportunities for capital appreciation. Current income will not be a substantial factor in the selection of these securities. Bonds, debentures, and corporate obligations (other than convertible securities and preferred stock) purchased by the Portfolio will be rated investment grade at the time of purchase (Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's ("S&P")). Bonds in the lowest investment grade category (Baa or BBB) may have speculative characteristics, with changes in the economy or other circumstances more likely to lead to a weakened capacity of the bonds to make principal and interest payments than would occur with bonds rated in higher categories. Convertible securities and preferred stocks purchased by the Portfolio may be rated in medium and lower categories by Moody's or S&P (Ba or lower by Moody's and BB or lower by S&P), but will not be rated lower than B. The Portfolio may also invest in unrated convertible securities and preferred stocks in instances in which the Sub-advisor believes that the financial condition of the issuer or the protection afforded by the terms of the securities limits risk to a level similar to that of securities eligible for purchase by the Portfolio rated in categories no lower than B. Securities rated B are referred to as "high risk" securities, generally lack characteristics of a desirable investment, and are deemed speculative with respect to the issuer's capacity to pay interest and repay principal over a long period of time. At no time will the Portfolio have more than 5% of its assets invested in any fixed-income securities (not including convertible securities and preferred stock) which are rated below investment grade as a result of a reduction in rating after purchase or are unrated. For a description of securities ratings, see the Appendix to the Trust's SAI. For a discussion of the special risks involved in lower-rated debt securities, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         The fixed-income securities in which the Portfolio may invest are generally subject to two kinds of risk: credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. The ratings given a security by Moody's and S&P provide a generally useful guide as to such credit risk. The lower the rating given a security by such rating service, the greater the credit risk such rating service perceives to exist with respect to such security. Increasing the amount of Portfolio assets invested in unrated or lower-grade securities, while intended to increase the yield produced by those assets, also will increase the credit risk to which those assets are subject. Market risk relates to the fact that the market values of securities in which the Portfolio may invest generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of such securities, whereas a decline in interest rates will tend to increase their values. Medium- and lower-rated securities (Baa or BBB and lower) and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher-rated securities. Medium-rated securities (those rated Baa or
BBB) have speculative characteristics while lower-rated securities are predominantly speculative. The Portfolio is not required to dispose of straight debt securities whose ratings are downgraded below Baa or BBB subsequent to the Portfolio's purchase of the securities, unless such a disposition is necessary to reduce the Portfolio's holdings of such securities to less than 5% of its total assets. Relying in part on ratings assigned by credit agencies in making investments will not protect the Portfolio from the risk that fixed-income securities in which it invests will decline in value, since credit ratings represent evaluations of the safety of principal, dividend and interest payments on preferred stocks and debt securities, not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

         The Sub-advisor seeks to reduce overall risk associated with the investments of the Portfolio through diversification and consideration of relevant factors affecting the value of securities. No assurance can be given, however, regarding the degree of success that will be achieved in this regard or in the Portfolio achieving its investment objective.

         Foreign Securities. The Portfolio may invest in dollar-denominated American Depositary Receipts ("ADRs") which are traded on exchanges or over-the-counter in the United States without limit, and in foreign securities. The term "foreign securities" refers to securities of issuers, wherever organized, which, in the judgment of the Sub-advisor, have their principal business activities outside of the United States. The determination of whether an issuer's principal activities are outside of the United States will be based on the location of the issuer's assets, personnel, sales, and earnings, and specifically on whether more than 50% of the issuer's assets are located, or more than 50% of the issuer's gross income is earned, outside of the United States, or on whether the issuer's sole or principal stock exchange listing is outside of the United States. Foreign securities typically will be traded on the applicable country's principal stock exchange but may also be traded on regional exchanges or over-the-counter. In addition, foreign securities may trade in the U.S. markets. For a discussion of ADRs, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign investments of the Portfolio may include securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue are expected to be more volatile and more uncertain as to payment of interest and principal. The secondary market for such securities is expected to be less liquid than for securities of major industrialized nations. Such countries include (but are not limited to): Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Chile, China, Colombia, Costa Rica, Croatia, Czech Republic, Denmark, Ecuador, Egypt, Finland, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Italy, Israel, Jordan, Malaysia, Mexico, Netherlands, New Zealand, Nigeria, North Korea, Norway, Pakistan, Paraguay, Peru, Philippines, Poland, Portugal, Romania, Singapore, Slovak Republic, South Africa, South Korea, Spain, Sri Lanka, Sweden, Switzerland, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and the countries of the former Soviet Union. Investments may include securities created through the Brady Plan, a program under which heavily indebted countries have restructured their bank debt into bonds. Since the Portfolio will pay dividends in dollars, it may incur currency conversion costs. The Portfolio will not invest more than 25% of its total assets in any one foreign country.

         Investments in foreign securities involve certain risks which are not typically associated with U.S. investments. For a discussion of the special risks involved in investing in developing countries and certain risks involved in investing in foreign securities, in general, including the risk of currency fluctuations, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Foreign Currency Exchange Contracts. The Portfolio is permitted to use forward foreign currency contracts in connection with the purchase or sale of a specific security. The Portfolio may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market, or on a forward basis to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio attempts to protect itself against possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold and the date on which such payments are made or received.

         In addition, the Portfolio may enter into forward contracts for hedging purposes. When the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar (or sometimes against another currency), the Portfolio may enter into forward contracts to sell, for a fixed dollar or other currency amount, foreign currency approximating the value of some or all of the Portfolio's securities denominated in that currency. The Portfolio also may engage in "proxy hedging," i.e., entering into forward contracts to sell a different foreign currency than the one in which the underlying investments are denominated with the expectation that the value of the hedged currency will correlate with the value of the underlying currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. The future value of such securities in foreign currencies changes as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it expires.

         The Portfolio generally will not enter into forward contracts with a term greater than one year. In addition, the Portfolio generally will not enter into forward contracts or maintain a net exposure to such contracts where the fulfillment of the contracts would require the Portfolio to deliver an amount of foreign currency or a proxy currency in excess of the value of the Portfolio's securities or other assets denominated in the currency being hedged. Under normal circumstances, consideration of the possibility of changes in currency exchange rates will be incorporated into the Portfolio's long-term investment strategies. In the event that forward contracts are considered to be illiquid, the securities would be subject to the Portfolio's limitation on investing in illiquid securities. For an additional discussion of foreign currency contracts and the risks involved therein, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest up to 15% of the market value of its net assets, measured at the time of purchase, in securities that are not readily marketable, including repurchase agreements maturing in more than seven days. Securities that are not readily marketable are those that, for whatever reason, cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment.

         The Portfolio may invest in Rule 144A securities (securities issued in offerings made pursuant to Rule 144A under the Securities Act of 1933). Rule 144A securities may be resold to qualified institutional buyers as defined under Rule 144A, and may or may not be deemed to be readily marketable. Factors considered in evaluating whether such a security is readily marketable include eligibility for trading, trading activity, dealer interest, purchase interest and ownership transfer requirements. The Sub-advisor is required to monitor the readily marketable nature of each Rule 144A security no less frequently than quarterly. For an additional discussion of Rule 144A securities and illiquid and restricted securities, and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Options and Policies."

         Borrowing. The Portfolio may borrow money from banks for extraordinary or emergency purposes in amounts up to 10% of its net assets. While any borrowings are outstanding, no purchases of securities will be made. For a discussion of certain risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Futures Contracts and Options. The Portfolio may enter into futures contracts (or options thereon) for hedging purposes. The acquisition or sale of a futures contract could occur, for example, if the Portfolio held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. The Portfolio may also enter into interest rate and foreign currency futures contracts. Interest rate futures contracts currently are traded on a variety of fixed-income securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, German mark and on Eurodollar deposits.

         An option is a right to buy or sell a security at a specified price within a limited period of time. The Portfolio may write ("sell") covered call options on any or all of its portfolio securities from time to time as the Sub-advisor shall deem appropriate. The extent of the Portfolio's option writing activities will vary from time to time depending upon the Sub-advisor's evaluation of market, economic and monetary conditions.

         The Portfolio may purchase options on securities and stock indices. Options on stock indices are similar to options on securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The purpose of these transactions is not to generate gain, but to "hedge" against possible loss. Therefore, successful hedging activity will not produce net gain to the Portfolio. The Portfolio may also purchase put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, a contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option.

         The Portfolio will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its total assets after taking into account unrealized profits and losses on options entered into. The Portfolio may buy and sell options on foreign currencies for hedging purposes in a manner similar to that in which futures on foreign currencies would be utilized. For an additional discussion of futures contracts and options and the risks involved therein, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Objectives and Policies."

         Temporary Investments. Up to 100% of the assets of the Portfolio may be invested temporarily in U.S. government obligations, commercial paper, bank obligations, repurchase agreements, negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions, U.S. branches of foreign depository institutions, and foreign depository institutions, cash, or in other cash equivalents, if the Sub-advisor determines it to be appropriate for purposes of enhancing liquidity or preserving capital in light of prevailing market or economic conditions. While the Portfolio is in a defensive position, the opportunity to achieve capital growth will be limited, and, to the extent that this assessment of market conditions is incorrect, the Portfolio will be foregoing the opportunity to benefit from capital growth resulting from increases in the value of equity investments.

         U.S. government obligations include Treasury bills, notes and bonds, and issues of United States agencies, authorities and instrumentalities. Some government obligations, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the United States Treasury. Other obligations, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as bonds issued by Federal National Mortgage Association (a private corporation), are supported only by the credit of the agency, authority or instrumentality. The Portfolio also may invest in obligations issued by the International Bank for Reconstruction and Development (IBRD or "World Bank"). Mortgage-related securities, which are interests in pools or mortgage loans made to home buyers, pose the risk that borrowers may prepay their mortgages faster than expected, which may adversely affect the instruments' average life and yield.

         The Portfolio may also acquire certificates of deposit and bankers' acceptances of banks which meet criteria established by the Trustees of the Trust, if any. A certificate of deposit is a short-term obligation of a bank. A bankers' acceptance is a time draft drawn by a borrower on a bank, usually relating to an international commercial transaction.

         The obligations of foreign branches of U.S. depository institutions may be general obligations of the parent depository institution in addition to being an obligation of the issuing branch. These obligations, and those of foreign depository institutions, may be limited by the terms of the specific obligation and by governmental regulation. The payment of these obligations, both interest and principal, also may be affected by governmental action in the country of domicile of the institution or branch, such as imposition of currency controls and interest limitations. In connection with these investments, the Portfolio will be subject to the risks associated with the holding of portfolio securities overseas, such as possible changes in investment or exchange control regulations, expropriation, confiscatory taxation, or political or financial instability.

         Obligations of U.S. branches of foreign depository institutions may be general obligations of the parent depository institution in addition to being an obligation of the issuing branch, or may be limited by the terms of a specific foreign regulation applicable to the depository institutions and by government regulation (both domestic and foreign).

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements with banks or well-established securities dealers. All repurchase agreements entered into by the Portfolio will be fully collateralized and marked to market daily. The Portfolio has not adopted any limits on the amount of its total assets that may be invested in repurchase agreements which mature in less than seven days. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Portfolio Turnover. The Portfolio reserves the right to sell its securities, regardless of the length of time that they have been held, when it is determined by the Sub-advisor that those securities have attained or are unable to meet the investment objective of the Portfolio. The Portfolio may engage in short-term trading and therefore normally will have annual portfolio turnover rates which are considered to be high and may be greater than those of other investment companies seeking capital appreciation. Portfolio turnover rates may also increase as a result of the need for the Portfolio to effect significant amounts of purchases or redemptions of portfolio securities due to economic, market, or other factors that are not within the Sub-advisor's control. For a discussion of portfolio turnover and its effects, see this Prospectus and the Trust's SAI under "Portfolio Turnover."

INVESCO Equity Income Portfolio:

Investment Objective: The investment objective of the Portfolio is to seek high current income while following sound investment practices. This is a fundamental objective of the Portfolio. Capital growth potential is an additional, but secondary, consideration in the selection of portfolio securities.

Investment Policies:

         The Portfolio seeks to achieve its objective by investing in securities which will provide a relatively high yield and stable return and which, over a period of years, may also provide capital appreciation. The Portfolio normally will invest at least 65% of its assets in dividend-paying, marketable common stocks of domestic and foreign issuers. Up to 10% of the Portfolio's assets may be invested in equity securities that do not pay regular dividends. The Portfolio also will invest in convertible bonds, preferred stocks and debt securities. In periods of uncertain market and economic conditions, as determined by the Board of Trustees, the Portfolio may depart from the basic investment objective and assume a defensive position with up to 100% of its assets temporarily invested in high quality corporate bonds, or notes and government issues, or held in cash.

         The Portfolio's investments in common stocks may, of course, decline in value. To minimize the risk this presents, the Sub-advisor only invests in common stocks and equity securities of domestic and foreign issuers which are marketable; and will not invest more than 5% of the Portfolio's assets in the securities of any one company or more than 25% of the Portfolio's assets in any one industry.

         Debt Securities. The Portfolio's investments in debt securities will generally be subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. Market risk relates to the fact that the market values of debt securities in which the Portfolio invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of debt securities, whereas a decline in interest rates will tend to increase their values. Although the Sub-advisor will limit the Portfolio's debt security investments to securities it believes are not highly speculative, both kinds of risk are increased by investing in debt securities rated below the top four grades by Standard & Poor's Corporation ("Standard & Poor's) or Moody's Investors Services, Inc. ("Moody's") and unrated debt securities, other than Government National Mortgage Association modified pass-through certificates.

         In order to decrease its risk in investing in debt securities, the Portfolio will invest no more than 15% of its assets in debt securities rated below AAA, AA, A or BBB by Standard & Poor's, or Aaa, Aa, A or Baa by Moody's, and in no event will the Portfolio ever invest in a debt security rated below Caa by Moody's or CCC by Standard & Poor's. Lower rated bonds by Moody's
(categories Ba, B, Caa) are of poorer quality and may have speculative characteristics. Bonds rated Caa may be in default or there may be present elements of danger with respect to principal or interest. Lower rated bonds by Standard & Poor's (categories BB, B, CCC) include those which are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. For a description of securities ratings, see the Appendix to the Trust's SAI.

         While the Sub-advisor will monitor all of the debt securities in the Portfolio for the issuers' ability to make required principal and interest payments and other quality factors, the Sub-advisor may retain in the Portfolio a debt security whose rating is changed to one below the minimum rating required for purchase of such a security. For a discussion of the special risks involved in lower-rated bonds, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Portfolio Turnover. There are no fixed limitations regarding portfolio turnover. The rate of portfolio turnover may fluctuate as a result of constantly changing economic conditions and market circumstances. Securities initially satisfying the Portfolio's basic objectives and policies may be disposed of when they are no longer suitable. As a result, the Portfolio's annual portfolio turnover rate may be higher than that of other investment companies seeking current income with capital growth as a secondary consideration. For a discussion of portfolio turnover and its effects, see this Prospectus and the Trust's SAI under "Portfolio Turnover."

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements with respect to debt instruments eligible for investment by the Portfolio. These agreements are entered into with member banks of the Federal Reserve System, registered broker-dealers, and registered government securities dealers which are deemed creditworthy. A repurchase agreement is a means of investing moneys for a short period. In a repurchase agreement, the Portfolio acquires a debt instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) subject to resale to the seller at an agreed upon price and date (normally, the next business day). In the event that the original seller defaults on its obligation to repurchase the security, the Portfolio could incur costs or delays in seeking to sell such security. To minimize risk, the securities underlying each repurchase agreement will be maintained with the Portfolio's custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest), and such agreements will be effected only with parties that meet certain creditworthiness standards established by the Trust's Board of Trustees. The Portfolio will not enter into a repurchase agreement maturing in more than seven days if as a result more than 15% of the Portfolio's net assets would be invested in such repurchase agreements and other illiquid securities. The Portfolio has not adopted any limit on the amount of its total assets that may be invested in repurchase agreements maturing in seven days or less.

         Lending Portfolio Securities. The Portfolio also may lend its securities to qualified brokers, dealers, banks, or other financial institutions. This practice permits the Portfolio to earn income, which, in turn, can be invested in additional securities to pursue the Portfolio's investment objective. Loans of securities by the Portfolio will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies, equal to at least 100% of the current market value of the loaned securities, determined on a daily basis. Lending securities involves certain risks, the most significant of which is the risk that a borrower may fail to return a portfolio security. The Sub-advisor monitors the creditworthiness of borrowers in order to minimize such risks. The Portfolio will not lend any security if, as a result of such loan, the aggregate value of securities then on loan would exceed 33-1/3% of the Portfolio's total net assets (taken at market value). For an additional discussion of the Portfolio's limitations on lending and certain risks involved in lending, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Restrictions."

         Foreign Securities. The Portfolio may invest up to 25% of its total assets in foreign securities. Investments in securities of foreign companies and in foreign markets involve certain additional risks not associated with investments in domestic companies and markets. The Portfolio may invest in countries considered to be developing which may involve special risks. For a discussion of these risks and the risks of investing in foreign securities in general, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest up to 15% of its net assets in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Board of Trustees, or the Investment Manager or the Sub-advisor acting pursuant to authority delegated by the Board of Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to that rule, and therefore that such securities are not subject to the foregoing limitation. For a discussion of restricted securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

     Borrowing. For a discussion of the Portfolio's limitations on borrowing and certain risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Restrictions."

Neuberger&Berman Mid-Cap Value Portfolio:

     Investment Objective: The investment objective of the Portfolio is to seek capital growth.

Investment Policies:

         The Portfolio seeks capital growth through an investment approach that is designed to increase capital with reasonable risk. The Portfolio invests principally in common stocks of medium to large capitalization established companies, using the value-oriented investment approach. A value-oriented portfolio manager buys stocks that are selling at a price that is lower than what the manager believes they are worth. These include stocks that are currently under-researched or are temporarily out of favor on Wall Street.

         Portfolio managers identify value stocks in several ways. One of the most common identifiers is a low price-to-earnings ratio -- that is, stocks selling at multiples of earnings per share that are lower than that of the market as a whole. Other criteria are high dividend yield, a strong balance sheet and financial position, a recent company restructuring with the potential to realize hidden values, strong management, and low price-to-book value (net value of the company's assets). The Sub-advisor looks for securities believed to be undervalued based on strong fundamentals, including a low price-to-earnings ratio, consistent cash flow, and the company's track record through all parts of the market cycle.

         The Sub-advisor believes that, over time, securities that are undervalued are more likely to appreciate in price and be subject to less risk of price decline than securities whose market prices have already reached their perceived economic value. This approach also contemplates selling portfolio securities when they are considered to have reached their potential.

         The Sub-advisor considers additional factors when selecting securities for the Portfolio, including ownership by a company's management of the company's stock and the dominance of a company in its particular field.

         In addition to investing in the stocks of medium capitalization companies ("mid-cap companies") and large capitalization companies ("large-cap companies"), investments may be made in smaller, less well-known companies ("small-cap companies"). Investments in small- and mid-cap company stocks may present greater opportunities for capital appreciation than investments in stocks of large-cap companies. However, small- and mid-cap company stocks may have higher risk and volatility. These stocks generally are not as broadly traded as large-cap company stocks and their prices may fluctuate more widely and abruptly. Any such movements in stocks held by the Portfolio would be reflected in the Portfolio's net asset value. Small- and mid-cap company stocks are also less researched than large-cap company stocks and are often overlooked in the market.

         An investment in the Portfolio involves certain risks, depending upon the types of investments it makes. Although the Portfolio ordinarily invests primarily in common stocks, when market conditions warrant it may invest in preferred stocks, securities convertible into or exchangeable for common stocks, U.S. Government and agency securities, debt securities, or money market instruments, or may retain assets in cash or cash equivalents. The Portfolio may not necessarily buy any or all of the types of securities or use any or all of the techniques that are described below. As discussed in more detail below, special risk factors apply to certain investments that may be made by the Portfolio, including investments in foreign securities, options contracts, zero coupon bonds, and debt securities rated below investment grade. Up to 15% of the Portfolio's net assets, measured at the time of investment, may be invested in corporate debt securities that are below investment grade or in comparable unrated securities. The use of hedging or other techniques is discretionary and no representation is made that the risk of the Portfolio will be reduced by the techniques discussed below.

         Short-Term Trading; Portfolio Turnover. While the Sub-advisor does not purchase securities with the intention of profiting from short-term trading, the Portfolio may sell portfolio securities when the Sub-advisor believes that such action is advisable. Therefore, the Portfolio may have higher portfolio turnover than other mutual funds with similar objectives. For a discussion of portfolio turnover and its effects, see this Prospectus and the Trust's SAI under "Portfolio Turnover."

         Cash Investments. For temporary defensive purposes, the Portfolio may invest up to 100% of its assets in cash or cash equivalents, U.S. Government and agency securities, commercial paper and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing. To the extent that the Portfolio is invested in these temporary defensive instruments, it will not be pursuing its investment objective.

         Fixed Income Securities. The Portfolio may invest in fixed income or debt securities, the value of which are likely to decline in times of rising interest rates and rise in times of falling interest rates. In general, the longer the maturity of a fixed income security, the more pronounced is the effect of a change in interest rates on the value of the security.

         High quality debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Rating Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Services, or Duff & Phelps Credit Rating Co. in one of the two highest rating categories (the highest category in the case of commercial paper) or, if not rated by any NRSRO, such as U.S. Government and Agency securities, have been determined by the Sub-advisor to be of comparable quality. Investment grade debt securities are those receiving ratings from at least one NRSRO in one of the four highest rating categories or, if unrated by any NRSRO, deemed comparable by the Sub-advisor to such rated securities. Securities rated by Moody's in its fourth highest category (Baa) may have speculative characteristics; a change in economic factors could lead to a weakened capacity of the issuer to repay.

         Lower-Rated Fixed Income Securities. Debt securities rated below the fourth highest category by all NRSROs that have rated them, and comparable unrated securities, are considered to be below investment grade. The Portfolio may invest up to 15% of its net assets, measured at the time of investment, in debt securities that are below investment grade or comparable unrated securities. Securities rated below investment grade ("junk bonds") are judged to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. While such securities may be considered predominantly speculative, as debt securities, they generally have priority over equity securities of the same issuer and are generally better secured.

         Debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. In the case of lower-rated securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash. The Sub-advisor will invest in such securities only when it concludes that the anticipated return to the Portfolio on such an investment warrants exposure to the additional level of risk.

         For an additional discussion of the risks involved in lower-rated bonds, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods." For an additional description of the ratings services' securities ratings, see the Appendix the Trust's SAI.

         Convertible Securities. The Portfolio may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Many convertible securities are rated below investment grade, or are unrated.

         Zero Coupon Securities. Zero coupon securities do not pay interest currently; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change.

     U.S. Government and Agency Securities. U.S. Government securities are obligations of the U.S. Treasury backed by the full faith and credit of the United States. U.S. Government agency securities are issued or guaranteed by U.S. Government agencies, instrumentalities, or other U.S. Government-sponsored enterprises, such as the Government National Mortgage Association (commonly known as "Ginnie Mae"), Fannie Mae, formerly Federal National Mortgage Association, Freddie Mac, formerly Federal Home Loan Mortgage Corporation, Student Loan Marketing Association (commonly known as "Sallie Mae"), and Tennessee Valley Authority. Agency securities may be backed by the full faith and credit of the United States, the issuer's ability to borrow from the U.S. Treasury, subject to the Treasury's discretion in certain cases, or only by the credit of the issuer. U.S. Government and agency securities include U.S. Government and agency mortgage-backed securities. The market prices of U.S.
Government and agency securities are not guaranteed by the government and generally fluctuate inversely with changing interest rates.

         Borrowings. As a non-fundamental policy, the Portfolio may not purchase portfolio securities if its outstanding borrowings, including reverse repurchase agreements, exceed 5% of its total assets. In addition, the Portfolio is subject to the fundamental restriction on borrowing described in the Trust's SAI under "Investment Restrictions."

         Illiquid, Restricted and Rule 144A Securities. Subject to guidelines established by the Board of Trustees of the Trust, the Portfolio may invest up to 15% of its net assets in illiquid securities, which are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued. These may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless the Sub-advisor, acting pursuant to the guidelines established by the Board of Trustees, determines they are liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid. Illiquid securities may be difficult for a Portfolio to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Portfolio may be subject to legal restrictions which could be costly to the Portfolio.

         Foreign Securities. The Portfolio may invest in U.S. dollar-denominated foreign securities. Foreign securities are those of issuers organized and doing business principally outside the U.S., including non-U.S. governments, their agencies, and instrumentalities. The Portfolio may invest in foreign securities denominated in or indexed to foreign currencies, which may also be affected by the fluctuation of the foreign currencies relative to the U.S. dollar, irrespective of the performance of the underlying investment. The Sub-advisor considers these factors in making investments for the Portfolio. The Portfolio may invest in U.S. dollar-denominated and non-U.S. dollar-denominated corporate and government debt securities of foreign issuers. In addition, the Portfolio may enter into forward foreign currency contracts or futures contracts (agreements to exchange one currency for another at a future date) and related options to manage currency risks and to facilitate transactions in foreign securities.

         The Portfolio may only invest up to 10% of the value of its total assets, measured at the time of investment, in foreign securities. The 10% limitation does not apply with respect to foreign securities that are denominated in U.S.
dollars.

     The Portfolio may invest in ADRs, EDRs, GDRs, and IDRs. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. Issuers of the securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.

         Investments in foreign securities could be affected by factors generally not thought to be present in the U.S. Such factors include, but are not limited to, varying custody, brokerage and settlement practices; difficulty in pricing some foreign securities; and potentially adverse local, political, economic, social, or diplomatic developments, the investment significance of which may be difficult to discern.

         In addition, the risks of investing in securities of foreign companies and governments include changes in currency exchange rates and currency exchange control regulations or other foreign or U.S. laws or restrictions applicable to such investments or devaluations of foreign currencies. A decline in the exchange rate would reduce the value of certain portfolio securities irrespective of the performance of the underlying investment. Investments in depositary receipts (whether or not denominated in U.S. dollars) may be subject to exchange controls and changes in rates of exchange with the U.S. dollar because the underlying security is usually denominated in foreign currency. All of the foregoing risks may be intensified in emerging industrialized and less developed countries.

         For an additional discussion of foreign securities and the risks involved therein, including the risks of currency fluctuations, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. The Portfolio may enter into forward contracts in order to protect against adverse changes in foreign currency exchange rates, to facilitate transactions in foreign securities and to repatriate dividend or interest income received in foreign currencies. The Portfolio may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. The Portfolio may also enter into contracts to sell foreign currencies to protect against a decline in value of its foreign currency denominated portfolio securities due to a decline in the value of foreign currencies against the U.S. dollar.

         If the Portfolio enters into a forward contract to sell foreign currency, it may be required to place cash, fixed income or equity securities in a segregated account in an amount equal to the value of the Portfolio's total assets committed to the consummation of the forward contract. Although these contracts can protect the Portfolio from adverse exchange rates, they involve risk of loss if the Sub-advisor fails to predict foreign currency values correctly. For an additional discussion of forward contracts and their risks, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Covered Call Options. The Portfolio may try to reduce the risk of securities price changes (hedge) or generate income by writing (selling) covered call options against securities held in its portfolio having a market value not exceeding 10% of its net assets and may purchase call options in related closing transactions. When the Portfolio writes a covered call option against a security, the Portfolio is obligated to sell that security to the purchaser of the option at a fixed price at any time during a specified period if the purchaser decides to exercise the option. The maximum price the seller may realize on the security during the option period is the fixed price. The seller continues to bear the risk of a decline in the security's price, although this risk is reduced, at least in part, by the premium received for writing the option.

         The writing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions including transactional expense, price volatility and a high degree of leverage. The writing of options could result in significant increases in the Portfolio's turnover rate. The writing of options also could result in the inability of the Portfolio to purchase or sell a security at a time that would otherwise be favorable for it to do so, or the need for the Portfolio to sell a security at a disadvantageous time, due to its need to maintain "cover" or to segregate securities in connection with its use of options. Options are considered derivatives. For an additional discussion of options and their risks, see this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         When-Issued Securities. In a when-issued transaction, the Portfolio commits to purchase securities in order to secure an advantageous price and yield at the time of the commitment and pays for the securities when they are delivered at a future date (generally within two months). If the seller fails to complete the sale, the Portfolio may lose the opportunity to obtain a favorable price and yield. When issued securities may decline or increase in value during the period from the Portfolio's investment commitment to the settlement of the purchase, which may magnify fluctuation in the Portfolio's net asset value.

         Repurchase Agreements. Subject to guidelines established by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements. In a repurchase agreement, the Portfolio buys a security from a Federal Reserve member bank, or a securities dealer and simultaneously agrees to sell it back at a higher price, at a specified date, usually less than a week later. The underlying securities must fall within the Portfolio's investment policies and limitations. Under the repurchase agreement guidelines, the Sub-advisor monitors the creditworthiness of repurchase agreement sellers. For an additional discussion of repurchase agreements and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Objectives and Policies."

         Reverse Repurchase Agreements. In a reverse repurchase agreement, the Portfolio sells securities to a bank or a securities dealer and at the same time agrees to repurchase the same securities at a higher price on a specific date. During the period before the repurchase, the Portfolio continues to receive principal and interest payments on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Reverse repurchase agreements may increase fluctuations in the Portfolio's net asset value and may be viewed as a form of leverage. The Sub-advisor monitors the creditworthiness of parties to reverse repurchase agreements. For an additional discussion of reverse repurchase agreements and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's SAI under "Investment Objectives and Policies."

         Short Sales Against-the-Box. The Portfolio may make short sales against-the-box. To effect a short sale, the Portfolio will borrow a security from a brokerage firm to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed at a later date. A short sale is "against-the-box" when, at all times during which a short position is open, the Portfolio owns an equal amount of such securities, or owns securities giving it the right, without payment of additional consideration, to obtain an equal amount of securities sold short. Short sales against-the-box allow the Portfolio to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately.

CERTAIN RISK FACTORS AND INVESTMENT METHODS:

         Some of the risk factors related to certain securities, instruments and techniques that may be used by one or more of the Portfolios are described in the "Investment Objectives and Policies" section of this Prospectus and in the "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods" sections of the Trust's SAI. The following is a description of certain additional risk factors related to various of these securities, instruments and techniques. The risks so described only apply to those Portfolios which may invest in such securities and instruments or use such techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by one or more of the Portfolios. The methods described only apply to those Portfolios which may use such methods.

Derivative Instruments:

         To the extent permitted by the investment objectives and policies of a Portfolio, a Portfolio may invest in securities and other instruments that are commonly referred to as "derivatives." For instance, a Portfolio may purchase and write call and put options on securities, securities indexes and foreign currencies, and enter into futures contracts and use options on futures contracts, and enter into swap agreements with respect to foreign currencies, interest rates, and securities indexes. A Portfolio may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or as part of their overall investment strategies.

         In general, derivative instruments are those securities or other instruments whose value is derived from or related to the value of some other instrument or asset, but not those securities whose payment of principal and/or interest depend upon cash flows from underlying assets, such as mortgage or asset-backed securities. The value of some derivative instruments in which a Portfolio invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Portfolio, the ability of the Portfolio to successfully utilize these instruments may depend in part upon the ability of the Sub-advisor to forecast interest rates and other economic factors correctly. If the Sub-advisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Portfolio could be exposed to the risk of a loss.

         A Portfolio might not employ any of the derivative strategies described below, and no assurance can be given that any strategy used will succeed. If a Sub-advisor incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. In addition, while some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in related investments. Furthermore, a Portfolio may be unable to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or need to sell a portfolio security at a disadvantageous time, due to the need to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Finally, a Portfolio may be unable to close out or to liquidate its derivatives positions.

Options and Futures Contracts:

         Call Options. A call option on a security gives the purchaser of the option, in return for a premium paid to the writer (seller), the right to buy the underlying security at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer (seller) of a call option has the obligation to sell the underlying security at the exercise price. When a Portfolio purchases a call option, it will pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by such Portfolio, the amount of the premium and the commission paid may be greater than the amount of the brokerage commission that would be charged if the security were to be purchased directly. By writing a call option, a Portfolio assumes the risk that it may be required to deliver the security having a market value higher than its market value at the time the option was written. The Portfolio will write call options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. Any decline in the market value of portfolio securities will be offset to the extent of the premiums received (net of transaction costs). If an option is exercised, the premium received on the option will effectively increase the exercise price.

         If a Portfolio writes a call option on a security it already owns, it gives up the opportunity for capital appreciation above the exercise price should market price of the underlying security increase, but retains the risk of loss should the price of the underlying security decline.

         A call option on a securities index is similar to a call option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index, and all settlements are made in cash. A call option may be terminated by the writer (seller) by entering into a closing purchase transaction in which it purchases an option of the same series as the option previously written.

         Put Options. A put option on a security gives the purchaser of the option, in return for premium paid to the writer (seller), the right to sell the underlying security at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security at the exercise price. By writing a put option, a Portfolio assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

         A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index, and all settlements are made in cash.

         A Portfolio may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold.

         Futures Contracts and Related Options. A financial futures contract calls for delivery of a particular security at a specified price at a certain time in the future. The seller of the contract agrees to make delivery of the type of security called for in the contract and the buyer agrees to take delivery at a specified future time. A Portfolio may also write call options and purchase put options on financial futures contracts as a hedge to attempt to protect the Portfolio's securities from a decrease in value. When a Portfolio writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, the purchaser of a put option on a futures contract is entitled (but not obligated) to sell a futures contract at a fixed price during the life of the option.

         Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, interest rate securities called for in a contract at a specified future time at a specified price. A stock index assigns relative values to common stocks included in the index and the index fluctuates with changes in the market values of the common stocks included. A stock index futures contract is a bilateral contract pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

         Risks of Options and Futures Contracts. Futures contracts and options can be highly volatile and could result in reduction of a Portfolio's total return, and a Portfolio's attempt to use such investments for hedging purposes may not be successful. Successful futures strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. A Portfolio's potential losses from the use of futures extends beyond its initial investment in such contracts. Also, losses from options and futures could be significant if a Portfolio is unable to close out its position due to distortions in the market or lack of liquidity.

         The use of futures and options involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If a Sub-advisor seeks to protect a Portfolio against potential adverse movements in the securities, foreign currency or interest rate markets using these instruments, and such markets do not move in a direction adverse to the Portfolio, the Portfolio could be left in a less favorable position than if such strategies had not been used. The successful use of these strategies therefore may depend on the ability of the Sub-advisor to correctly forecast interest rate movements and general stock market price movements. Risks inherent in the use of futures and options include: (a) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; (b) imperfect correlation between the price of futures and options and movements in the prices of the securities or currencies being hedged; (c) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (d) the possible absence of a liquid secondary market for any particular instrument at any time; and (e) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Portfolio's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to such Portfolio.

         The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of securities which are the subject of a hedge. Particularly with respect to options on stock indices and stock index futures, the risk of imperfect correlation increases as the composition of the Portfolio diverges from the composition of the relevant index.

         Pursuant to regulations of the Commodity Futures Trading Commission, the Trust has represented that:

         (i) a Portfolio will not purchase or sell futures or options on futures contracts or stock indices for purposes other than bona fide hedging transactions (as defined by the CFTC) if as a result the sum of the initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the Portfolio's net assets; and

         (ii) a Portfolio will not enter into any futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions would exceed the market value of the Portfolio's total assets.

Asset-Backed Securities:

         Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, for example, credit card, automobile or trade receivables. Asset-backed commercial paper, one type of asset-backed security, is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

         The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average life and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing the credit support or enhancement.

Mortgage Pass-Through Securities:

         Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security will generally decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency or private institution that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

         Collateralized Mortgage Obligations (CMOs):

         CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMOs may also be less marketable than other securities.

         Stripped Agency Mortgage-Backed Securities:

         Stripped Agency Mortgage-Backed securities represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. Stripped Agency Mortgage-Backed Securities may be issued by U.S. Government Agencies or by private issuers. Unlike other debt instruments and other mortgage-backed securities, the value of IOs tends to move in the same direction as interest rates.

         The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

Foreign Securities:

         Investments in securities of foreign issuers may involve risks that are not present with domestic investments. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign risk in addition to credit and market risks. Sovereign risk includes local political or economic developments, potential nationalization, withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States). Compared to United States issuers, there is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Brokerage commissions on foreign securities exchanges, which may be fixed, are generally higher than in the United States. Foreign issuers are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. In some countries, there may also be the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, difficulty in enforcing contractual and other obligations, political or social instability or revolution, or diplomatic developments which could affect investments in those countries. Settlement of transactions in some foreign markets may be delayed or less frequent than in the United States, which could affect the liquidity of investments. For example, securities which are listed on foreign exchanges or traded in foreign markets may trade on days (such as Saturday or Holidays) when a Portfolio does not compute its price or accept orders for the purchase, redemption or exchange of its shares. As a result, the net asset value of a Portfolio may be significantly affected by trading on days when shareholders cannot make transactions. Further, it may be more difficult for the Trust's agents to keep currently informed about corporate actions which may affect the price of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., increasing the risk of delayed settlements or loss of certificates for portfolio securities.

         Currency Fluctuations. Investments in foreign securities may be denominated in foreign currencies. The value of Portfolio investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. A Portfolio's net asset value per share may, therefore, be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Portfolio. Foreign currency exchange rates generally are determined by the forces of supply and demand in foreign exchange markets and the relative merits of investment in different countries, actual or perceived changes in interest rates or other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. In addition, a Portfolio may incur costs in connection with conversions between various currencies. Investors should understand and consider carefully the special risks involved in foreign investing. These risks are often heightened for investments in emerging or developing countries.

         Developing Countries. Investing in developing countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: the risk of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; higher rates of inflation; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Portfolio's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain developing countries; the fact that companies in developing countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets.

American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"):

         ADRs are dollar-denominated receipts generally issued by a domestic bank that represents the deposit of a security of a foreign issuer. ADRs may be publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. Depositary Receipts may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded in the form of a Depositary Receipt. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities.

Forward Foreign Currency Exchange Contracts:

         A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date the contract is agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, a Portfolio "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Portfolio reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency into which it will exchange. The effect on the value of a Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another. The Portfolios may enter into these contracts for the purposes of hedging against foreign exchange risk arising from such Portfolio's investment or anticipated investment in securities denominated in or exposed to foreign currencies. Although a Sub-advisor may, from time to time, seek to protect a Portfolio by using forward contracts, anticipated currency movements may not be accurately predicted and the Portfolio may incur a gain or a loss on a forward contract. A forward contract may reduce a Portfolio's losses on securities denominated in foreign currency, but it may also reduce the potential gain on the securities depending on changes in the currency's value relative to the U.S. dollar or other currencies.

Lower-Rated High-Yield Bonds:

         Lower-rated high-yield bonds (commonly known as "junk bonds") are generally considered to be high risk investments, as they are subject to a higher risk of default than higher-rated bonds. In addition, the market for lower-rated high-yield bonds generally is more limited than the market for higher-rated bonds, and because their markets may be thinner and less active, the market prices of lower-rated high-yield bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. In addition, while the market for high-yield corporate debt securities has been in existence for many years, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high-yield bond market, especially during periods of economic recession. Other risks which may be associated with lower-rated high-yield bonds include: the exercise of any redemption or call provisions in a declining market may result in their replacement by lower yielding bonds; and legislation, from time to time, may adversely affect their market. Since the risk of default is higher among lower-rated high-yield bonds, a Sub-advisor's research and analysis are an important ingredient in the selection of lower-rated high-yield bonds. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, investment risk may be reduced, although there is no assurance that losses will not occur.

Illiquid and Restricted Securities:

         The Board of Trustees of the Trust has promulgated guidelines with respect to illiquid securities. Illiquid securities are deemed as such because they are subject to restrictions on their resale ("restricted securities") or because, based upon their nature or the market for such securities, they are not readily marketable. Restricted securities are acquired through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. However, the restrictions on resale may make it difficult for a Portfolio to dispose of such securities at the time considered most advantageous by its Sub-advisor, and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. A Portfolio that may purchase restricted securities may qualify for and trade restricted securities in the "institutional trading market" pursuant to Rule 144A of the Securities Act of 1933. Trading in the institutional trading market may enable a Sub-advisor to dispose of restricted securities at a time the Sub-advisor considers advantageous and/or at a more favorable price than would be available if such securities were not traded in such market. However, the institutional trading market is relatively new and liquidity of a Portfolio's investments in such market could be impaired if trading does not develop or declines. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time a Portfolio may be permitted to sell it under an effective registration statement. If, during such a period, adverse conditions were to develop, a Portfolio might obtain a less favorable price than prevailing when it decided to sell.

Repurchase Agreements:

         The Board of Trustees of the Trust has promulgated guidelines with respect to repurchase agreements. Repurchase agreements are agreements by which a Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the account of a Portfolio's custodian maintained in a central depository or book-entry system or by physical delivery of the securities to a Portfolio's custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within seven days.

         A Portfolio which enters into a repurchase agreement bears a risk of loss in the event that the other party to such an agreement defaults on its obligation and such Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in value of the underlying securities during the period such Portfolio seeks to assert these rights, as well as the risk of incurring expenses in asserting these rights and the risk of losing all or part of the income from such an agreement. If the seller institution defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Portfolio might be delayed pending court action.

Reverse Repurchase Agreements:

         In a reverse repurchase agreement, a Portfolio transfers possession of a portfolio instrument to another person, such as a broker-dealer or financial institution in return for a percentage of the instrument's market value in cash and agrees that on a stipulated date in the future such Portfolio will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. When effecting reverse repurchase agreements, assets of a Portfolio, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated on such Portfolio's records at the trade date and are maintained until the transaction is settled. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Portfolio may decline below the repurchase price of the securities which it is obligated to repurchase.

Borrowing:

         Each Portfolio's borrowings are limited so that immediately after such borrowing the value of the Portfolio's assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should a Portfolio, for any reason, have borrowings that do not meet the above test then, within three business days, such Portfolio must reduce such borrowings so as to meet the necessary test. Under such a circumstance, such Portfolio may have to liquidate securities at a time when it is disadvantageous to do so. Gains made with additional funds borrowed will generally cause the net asset value of such Portfolio's shares to rise faster than could be the case without borrowings. Conversely, if investment results fail to cover the cost of borrowings, the net asset value of such Portfolio could decrease faster than if there had been no borrowings.

Convertible Securities and Warrants:

         Convertible securities generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants. The value of warrants may fluctuate more than the value of the securities underlying such warrants. The value of a warrant detached from its underlying security will expire without value if the rights under such warrant are not exercised prior to its expiration date.

Lending:

         With respect to the lending of securities, there is the risk of delays in receiving additional collateral or in the recovery of securities and possible loss of rights in collateral in the event that a borrower fails financially.

Other Investment Companies:

         The Trust has made arrangements with certain money market mutual funds so that the Sub-advisors for the various Portfolios can "sweep" excess cash balances of the Portfolios to those funds for temporary investment purposes. Mutual funds pay their own operating expenses, and the Portfolios, as shareholders in the money market funds, will indirectly pay their proportionate share of such funds' expenses. Investments in other mutual funds and investment companies will be made subject to the restrictions of the Investment Company Act of 1940, which, among other restrictions, places certain limits on the proportion of a Portfolio's assets that can be invested in other investment companies.

Year 2000 Risks:

         Many services provided to the Trust and its Portfolios by the Investment Manager, the Sub-advisors, and the Trust's other service providers (collectively, the "Service Providers") rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, with resulting potential difficulty in performing various systems functions (the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Trust operations.

         The Service Providers recognize the importance of the Year 2000 Issue and have advised the Trust that they are taking appropriate steps necessary in preparation for the year 2000. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Portfolios, nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Portfolios' investments or on global markets or economies generally. In addition, it has been reported that foreign institutions have made less progress in addressing the Year 2000 Issue than major U.S. entities, which could adversely effect the Portfolio's foreign investments.

         The Investment Manager and the Trust have been informed that all of the Service Providers anticipate that their systems will be adapted in time for the year 2000. The Investment Manager will continue to monitor the Year 2000 Issue in an effort to confirm appropriate preparation by the Service Providers.

REGULATORY MATTERS:

         The Trust currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies of affiliated or unaffiliated Participating Insurance Companies or participants of Qualified Plans (see page 2 of this Prospectus) arising from the fact that the interests of the holders of variable annuity contracts and variable life insurance policies and participants of Qualified Plans may differ due to differences of tax treatment or other considerations or due to conflicts between the affiliated or unaffiliated Participating Insurance Companies or Qualified Plans. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the Participating Insurance Companies. The Trust assumes no responsibility for such prospectuses.

PORTFOLIO TURNOVER:

         Each Portfolio may generally change its investments at any time in accordance with its Sub-advisor's appraisal of factors affecting any particular issuer or the market or economy in general. The frequency of the Portfolio's transactions -- the Portfolio's turnover rate -- will vary from year to year depending upon market conditions. High turnover (generally in excess of 100%) involves correspondingly greater brokerage commissions and other transaction costs. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. A 100% portfolio turnover rate would occur if all the securities in a portfolio of investments were replaced during a given period. The following Portfolios have anticipated annual rates of turnover exceeding 100%.

         JanCap Growth Portfolio (not to exceed 200% under normal market conditions).

         T. Rowe Price International Bond Portfolio (not to exceed 350%).

         Founders Capital Appreciation Portfolio (not to exceed 150% under normal market conditions).

         Neuberger&Berman Mid-Cap Value Portfolio (not to exceed 150% under normal market conditions).

         For further details regarding the portfolio turnover rates, see "Portfolio Turnover" in the Trust's SAI.

BROKERAGE ALLOCATION:

         Generally, the primary consideration in placing Portfolio securities transactions with broker-dealers is to obtain, and maintain the availability of, execution at the best net price available and in the most effective manner possible. The Trust's brokerage allocation policy may permit a Portfolio to pay a broker-dealer which furnishes research services a higher commission than that which might be charged by another broker-dealer which does not furnish research services, provided that such commission is deemed reasonable in relation to the value of the services provided by such broker-dealer. Each Portfolio's Sub-advisor may consider the use of broker-dealers that are, or might be deemed to be, their affiliates or affiliates of the Investment Manager. In addition, a Sub-advisor may consider sale of shares of the Portfolios or variable insurance products that use the Portfolios as investment vehicles, or may consider or follow recommendations of the Investment Manager that take such sales into account, as factors in selection of broker-dealers to effect transactions, subject to the requirements of best net price available and most favorable execution. In this regard, the Investment Manager has directed certain of the Sub-advisors to try to effect a portion of their Portfolios' transactions through broker-dealers that give prominence to variable insurance products using the Portfolios as investment vehicles, to the extent consistent with best net price available and most favorable execution. For a complete discussion of portfolio transactions and brokerage allocation, see "Brokerage Allocation" in the Statement of Additional Information.

INVESTMENT RESTRICTIONS:

         For each Portfolio the Trust has adopted a number of investment restrictions which are fundamental policies and may not be changed without the approval of the holders of a majority of the affected Portfolio's outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust's SAI describes all the restrictions on each Portfolio's investment activities.

NET ASSET VALUES:

         The net asset value per share of each Portfolio is determined by dividing the market value of that Portfolio's securities as of the close of trading plus any cash or other assets (including dividends and accrued interest) less all liabilities (including accrued expenses) by the number of shares outstanding in that Portfolio. Each Portfolio will determine the net asset value of its shares as of 4:00 P.M. Eastern Time on each "business" day, which is each day that the New York Stock Exchange (the "NYSE") is open for business. The Trust's Board of Trustees has established procedures for valuing the Portfolios' securities. In general, these valuations are based on market value. However, in certain circumstances where market quotations are not readily available, assets are valued by methods specified in the procedures that are believed to accurately reflect the assets' fair value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which is intended to approximate market value. See "Computation of Net Asset Values" in the Trust's SAI.

PURCHASE AND REDEMPTION OF SHARES:

         Purchases of shares of the Portfolios may be made only by separate accounts of Participating Insurance Companies for the purpose of funding variable annuity contracts and variable life insurance policies or by Qualified Plans. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Trust based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectus describing the variable annuity contracts and variable life insurance policies) to be effected on that day pursuant to variable annuity contracts and variable life insurance policies. Orders received by the Trust or the Trust's transfer agent are effected on days on which the NYSE is open for trading. For orders received before 4:00 P.M. Eastern time, purchases and redemptions of the shares of the Trust are effected at the net asset value per share determined as of 4:00 P.M. Eastern Time on that same day. Orders received after 4:00 P.M. Eastern Time are effected at the next calculated net asset value. Payment for redemptions will be made by the Trust's transfer agent on behalf of the Trust within seven days after the request is received. The Trust does not assess any fees, either when it sells or when it redeems its securities. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the variable annuity contracts or variable life insurance policies.
These fees should be described in the Participating Insurance Companies' prospectuses.

         As of the date of this Prospectus, American Skandia Life Assurance Corporation ("ASLAC") and Kemper Investors Life Insurance Company are the only Participating Insurance Companies. In the future, shares of the Trust may be sold to and held by separate accounts that fund variable annuity and variable life insurance contracts issued by other affiliated and unaffiliated Participating Insurance Companies and also directly to Qualified Plans. While it is not anticipated, should any conflict arise between the holders of variable annuity contracts and variable life insurance policies of affiliated or unaffiliated Participating Insurance Companies and participants in Qualified Plans which would require that a substantial amount of net assets be withdrawn from the Trust, orderly Portfolio management could be disrupted to the potential detriment of such holders (see "Other Information" for more details). As of April 1, 1998, more than 99% of each Portfolio of the Trust was owned of record by ASLAC on behalf of the owners of variable annuity contracts issued by ASLAC.

ORGANIZATION AND MANAGEMENT OF THE TRUST:

         The Trust is a managed, open-end investment company organized as a Massachusetts business trust, whose separate Portfolios are diversified, unless otherwise indicated. As of the date of this Prospectus, the Trust has twenty-eight Portfolios, six of which are offered through this Prospectus. The Trust may offer additional Portfolios with a range of investment objectives that Participating Insurance Companies may consider suitable for variable annuities and variable life insurance policies or that may be considered suitable for Qualified Plans. The Trust's current approach to achieving this goal is to seek to have multiple organizations unaffiliated with each other be responsible for conducting the investment programs for the Portfolios. Each such organization would be responsible for the Portfolio or Portfolios to which such organization's expertise is best suited.

         Formerly, the Trust was known as the Henderson International Growth Fund, which consisted of only one Portfolio. The Investment Manager was Henderson International, Inc. Shareholders of what was, at the time, the Henderson International Growth Fund, approved certain changes in a meeting held April 17, 1992. These changes included engagement of a new Investment Manager, engagement of a Sub-advisor and election of new Trustees. Subsequent to that meeting, the new Trustees adopted a number of resolutions, including, but not limited to, resolutions renaming the Trust. Since that time the Trustees have adopted a number of resolutions, including, but not limited to, making new Portfolios available and adopting forms of Investment Management Agreements and Sub-advisory Agreements between the Investment Manager and the Trust and the Investment Manager and each Sub-advisor, respectively.

     The Trustees of the Trust have oversight responsibility for the operations of each Portfolio. The Trustees are David E.A. Carson, Julian A. Lerner, Thomas
M. O'Brien, F. Don Schwartz, Jan R. Carendi and Gordon C. Boronow. Additional information about the Trustees and the Trust's executive officers may be found in the Trust's SAI under the section "Management."

Investment Manager: American Skandia Investment Services, Incorporated ("ASISI"), One Corporate Drive, Shelton, Connecticut, acts as Investment Manager to the Trust. ASISI, a Connecticut corporation organized in 1991, is registered as an investment adviser with the Securities and Exchange Commission. Prior to April 7, 1995, ASISI was known as American Skandia Life Investment Management, Inc. ASISI is a wholly-owned subsidiary of American Skandia Investment Holding Corporation, whose indirect parent is Skandia Insurance Company Ltd. ("Skandia"). Skandia is a Swedish company that owns, directly or indirectly, a number of insurance companies in many countries. The predecessor to Skandia commenced operations in 1855.

         American Skandia Life Assurance Corporation, a Participating Insurance Company, is also a wholly-owned subsidiary of American Skandia Investment Holding Corporation. Certain officers of the Trust are officers and/or directors of one or more of the following companies: ASISI, American Skandia Life Assurance Corporation, American Skandia Marketing, Incorporated (the principal underwriter for various annuities deemed to be securities for American Skandia Life Assurance Corporation) and American Skandia Investment Holding Corporation.

Sub-advisors:

         Janus Capital Corporation ("Janus"), 100 Fillmore Street, Denver, Colorado 80206-4923, serves as Sub-advisor for the JanCap Growth Portfolio. Janus serves as the investment advisor to the Janus Funds, as well as advisor or sub-advisor to several other mutual funds and individual, corporate, charitable and retirement accounts. As of December 31, 1997, Janus managed assets worth over $67 billion. Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus, most of which it acquired in 1984. KCSI is a publicly-traded holding company whose primary subsidiaries are engaged in transportation and financial services.

     The portfolio manager responsible for management of the JanCap Growth Portfolio is Scott W. Schoelzel. Mr. Schoelzel, a Senior Portfolio Manager at Janus who has managed the Portfolio since August, 1997, joined Janus in January, 1994 as Vice President of Investments. From 1991 to 1993, Mr. Schoelzel was a Portfolio Manager with Founders Asset Management.

     Rowe Price-Fleming International, Inc. ("Price-Fleming"), 100 East Pratt Street, Baltimore, Maryland 21202, serves as Sub-advisor for the T. Rowe Price International Equity Portfolio and the T. Rowe Price International Bond Portfolio. Price-Fleming was founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited. Price-Fleming is one of the world's largest international mutual fund asset managers with approximately $30 billion under management as of December 31, 1997 in its offices in Baltimore, London, Tokyo, Hong Kong, Singapore and Buenos Aires. Each Portfolio has an investment advisory group that has day-to-day responsibility for managing the Portfolio and developing and executing the Portfolio's investment program.

     The advisory group for the T. Rowe Price International Equity Portfolio consists of Martin G. Wade, Peter B. Askew, Mark J.T. Edwards, John R. Ford, James B.M. Seddon, and David J.L. Warren. Martin Wade joined Price-Fleming in 1979 and has 27 years of experience with Fleming Group (Fleming Group includes Robert Fleming Holdings Ltd. and/or Jardine Fleming International Holdings Ltd.) in research, client service and investment management. Peter Askew joined Price-Fleming in 1988 and has 21 years of experience managing multicurrency fixed income portfolios. Mark J.T. Edwards joined Price-Fleming in 1986 and has 15 years of experience in financial analysis. John R. Ford joined Price-Fleming in 1982 and has 16 years of experience with Fleming Group in research and portfolio management. James B.M. Seddon joined Price-Fleming in 1987 and has 11 years of experience in investment management. David J.L. Warren joined Price-Fleming in 1984 and has 16 years experience in equity research, fixed income research and portfolio management.

         The advisory group for the T. Rowe Price International Bond Portfolio consists of Peter Askew, Christopher Rothery and Michael Conelius. Peter Askew joined Price-Fleming in 1988 and has 21 years of experience managing multi-currency fixed-income portfolios. Christopher Rothery joined Price-Fleming in 1994 and has 8 years of experience managing multi-currency fixed-income portfolios. Prior to joining Price-Fleming, he worked with Fleming International Fixed Income Management Limited. Michael Conelius joined Price-Fleming in 1995. Prior to that, he had been with T. Rowe Price since 1988.

         Founders Asset Management LLC ("Founders"), Founders Financial Center, 2930 East Third Avenue, Denver, Colorado 80206, serves as Sub-advisor for the Founders Capital Appreciation Portfolio. Founders and its predecessor companies have acted as investment advisors since 1938. Founders serves as investment advisor to Founders Discovery, Frontier, Passport, Special, International Equity, Worldwide Growth, Growth, Blue Chip, Balanced, Government Securities, and Money Market Funds. Founders, which is also the investment advisor for a number of private accounts, managed assets aggregating approximately $6.4 billion as of December 31, 1997. Founders is a 90%-owned subsidiary of Mellon Bank, N.A., with the remaining 10% held by certain Founders executives and portfolio managers. Mellon Bank is a wholly owned subsidiary of Mellon Bank Corporation, a publicly owned multibank holding company which provides a comprehensive range of financial products and services in domestic and selected international markets.

         Michael K. Haines, a Senior Vice President of Investments of Founders, has been responsible for management of the Founders Capital Appreciation Portfolio since the Portfolio commenced operations in January 1994. Mr. Haines has been associated with Founders since 1985, serving as a lead portfolio manager and an assistant portfolio manager.

         INVESCO Funds Group, Inc. ("INVESCO"), 7800 East Union Avenue, P.O. Box 173706, Denver, Colorado 80217-3706, serves as Sub-advisor for the INVESCO Equity Income Portfolio. INVESCO was established in 1932. AMVESCAP PLC, the parent of INVESCO, is one of the largest independent investment management businesses in the world and managed approximately $192.2 billion of assets as of December 31, 1997.

     The portfolio managers responsible for management of the Portfolio are Charles P. Mayer, Portfolio Co-Manager, and Donovan J. (Jerry) Paul, Portfolio Co-Manager. Mr. Mayer has served as Co-Manager of the Portfolio since April, 1993. Mr. Mayer began his investment career in 1969 and is now a senior vice president of INVESCO. From 1993 to 1994, he was vice president of INVESCO, and from 1984 to 1993, he was a portfolio manager with Westinghouse Pension. Mr. Paul has served as Co-Manager of the Portfolio since May 1994. Mr. Paul entered the investment management industry in 1976, and has been a senior vice president of INVESCO since 1994. From 1993 to 1994, he was president of Quixote Investment Management, Inc.

         Neuberger&Berman Management Incorporated ("N&B Management") serves as sub-advisor for the Neuberger&Berman Mid-Cap Value Portfolio. N&B Management and its predecessor firms have specialized in the management of mutual funds since 1950. All of the voting stock of N&B Management is owned by individuals who are principals of Neuberger&Berman, LLC ("Neuberger&Berman"). Neuberger&Berman is a member firm of the NYSE and other principal exchanges, acts as the Portfolios' principal broker in the purchase and sale of portfolio securities and the sale of covered call options, and provides N&B Management with certain assistance in the management of the Portfolios without added cost to the Portfolios. Neuberger&Berman and its affiliates, including N&B Management, manage securities accounts, including mutual funds, that had approximately $52.9 billion of assets as of December 31, 1997.

         Michael M. Kassen and Robert I. Gendelman have been primarily responsible for the day-to-day management of Neuberger&Berman Mid-Cap Value Portfolio since N&B Management became the Portfolio's Sub-Advisor in May 1998. Mr. Kassen has been a Vice President of N&B Management and a principal of Neuberger&Berman since December 1992, and was an employee of N&B Management from 1990 to December 1992. Mr. Gendelman is a principal of Neuberger&Berman and has been an Assistant Vice President of N&B Management since 1994. He was a portfolio manager for another mutual fund manager from 1992 to 1993.

Investment Management Agreements: The Trust has entered into Investment Management Agreements with the Investment Manager (the "Management Agreements") which provide that the Investment Manager will furnish each applicable Portfolio with investment advice and investment management and administrative services with respect to the applicable Portfolio subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager has engaged the Sub-advisors noted above to conduct the investment programs of each Portfolio, including the purchase, retention, disposition and lending of securities. Such Sub-advisors are required to provide research and statistical analysis and to keep books and records of securities transactions. The Investment Manager is responsible for monitoring the activities of the Sub-advisors and reporting on the activities of the Sub-advisors to the Trustees. The Investment Manager must also provide or obtain for the Trust, and thereafter supervise, such executive, administrative, accounting, custody, transfer agent and shareholder servicing services as are deemed advisable by the Trustees of the Trust.

         Under the terms of the Management Agreements, each Portfolio pays all of its expenses, including, but not limited to, the costs incurred in connection with the maintenance of its registration under the Securities Act of 1933, as amended, and the 1940 Act, printing and mailing prospectuses and statements of additional information to shareholders, certain office and financial accounting services, taxes or governmental fees, brokerage commissions, portfolio pricing, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholder meetings. Expenses incurred by the Trust not directly attributable to any specific Portfolio or Portfolios are allocated on the basis of the net assets of the respective Portfolios.

         The Investment Manager receives a fee, payable each month, for the performance of its services. The Investment Manager pays each Sub-advisor a portion of such fee for the performance of the Sub-advisory services. The Investment Management fee payable differs from Portfolio to Portfolio, reflecting the objective, policies and restrictions of each Portfolio and the nature of each Investment Management Agreement and Sub-advisory Agreement. Each Portfolio's fee is accrued daily for the purposes of determining the offering and redemption price of the Portfolio's shares. The fees payable to the Investment Manager are as follows:

         JanCap Growth Portfolio: An annual rate of .90% of the average daily net assets of the Portfolio. The Investment Manager has voluntarily agreed to waive a portion of its fee equal to .05% of the average daily net assets of the Portfolio in excess of $1 billion. The Investment Manager may terminate this voluntary agreement at any time.

     T. Rowe Price International Equity Portfolio: An annual rate of 1.0% of the average daily net assets of the Portfolio.

     T. Rowe Price International Bond Portfolio: An annual rate of .80% of the average daily net assets of the Portfolio.

     Founders Capital Appreciation Portfolio: An annual rate of .90% of the average daily net assets of the Portfolio.

     INVESCO Equity Income Portfolio: An annual rate of .75% of the average daily net assets of the Portfolio.

         Neuberger&Berman Mid-Cap Value Portfolio: An annual rate of .90% of the portion of the average daily net assets of the Portfolio not in excess of $1 billion; plus .85% of the portion of the net assets over $1 billion. Prior to May 1, 1998, the Investment Manager had engaged Federated Investment Counseling as Sub-advisor for the Portfolio (formerly, the Federated Utility Income Portfolio), for a total Investment Management fee equal to .75% of the first $50 million of the average daily net assets of the Portfolio; plus .60% of the Portfolio's average daily net assets in excess of $50 million.

         The Investment Manager has agreed, by the terms of the Management Agreements for certain Portfolios of the Trust, and voluntarily for the other Portfolios of the Trust, to reimburse the Portfolio for certain operating expenses so that total expenses of the Portfolio do not exceed a specified percentage of the Portfolio's average daily net assets. Such specified percentage differs between the Portfolios, reflecting the objective, policies and restrictions of each Portfolio and the expenses involved in conducting an investment program for each Portfolio. For an additional discussion of Portfolio expense limitations, see "Investment Advisory and Other Services" in the Trust's SAI.

Sub-Advisory Agreements: The Investment Manager pays each Sub-advisor for the performance of sub-advisory services. The fee paid to the Sub-advisors differs from Portfolio to Portfolio, reflecting the objectives, policies and restrictions of each Portfolio and the nature of each Sub-advisory Agreement. Each Sub-advisor's fee is accrued daily for purposes of determining the amount payable to the Sub-advisor. The fees payable to the present Sub-advisors are as follows:

         Janus Capital Corporation for the JanCap Growth Portfolio: An annual rate of .60% of the portion of the average daily net assets of the Portfolio not in excess of $100 million; plus .55% of the portion over $100 million but not in excess of $1 billion; plus .50% of the portion over $1 billion. Commencing September 4, 1996, the Sub-advisor has voluntarily agreed to waive a portion of its fee equal to .10% of the Portfolio's average daily net assets over $500 million but not in excess of $1 billion; and .05% of the portion of the Portfolio's average daily net assets over $1 billion. The Sub-advisor may terminate this voluntary agreement at any time.

         Rowe   Price-Fleming   International,   Inc.  for  the  T.  Rowe  Price
International Equity Portfolio: An annual rate of .75% of the portion of the average daily net assets of the Portfolio not in excess of $20 million; plus
 .60% of the portion of the net assets over $20 million but not in excess of $50 million; and .50% of the portion in excess of $50 million. Commencing May 1, 1996, the Sub-advisor has voluntarily agreed to waive a portion of its fee equal to .25% of the portion of the Portfolio's average daily net assets not in excess of $20 million and .10% of the portion of the net assets over $20 million but not in excess of $50 million, so long as the average daily net assets of the Portfolio equal or exceed $200 million. The Sub-advisor may terminate this voluntary agreement at any time.

     Rowe Price-Fleming International, Inc. for the T. Rowe Price International Bond Portfolio: An annual rate of .40% of the average daily net assets of the Portfolio.

         Founders  Asset  Management LLC for the Founders  Capital  Appreciation
Portfolio: An annual rate of .65% of the portion of the average daily net assets of the Portfolio not in excess of $75 million; plus .60% of the portion of the net assets over $75 million but not in excess of $150 million; and .55% of the net assets in excess of $150 million.

         INVESCO Funds Group, Inc. for the INVESCO Equity Income Portfolio: An annual rate of .50% of the portion of the average daily net assets of the Portfolio not in excess of $25 million; plus .45% of the portion of the net assets over $25 million but not in excess of $75 million; plus .40% of the portion of the net assets in excess of $75 million but not in excess of $100 million; and .35% of the portion of the net assets over $100 million.

         Neuberger & Berman Management, Incorporated for the Neuberger & Berman Mid-Cap Value Portfolio: An annual rate of .50% of the portion of the average daily net assets of the Portfolio not in excess of $750 million; plus .45% of the portion of the net assets over $750 million but not in excess of $1 billion; plus .40% of the portion in excess of $1 billion. Prior to May 1, 1998, the Investment Manager had engaged Federated Investment Counseling as Sub-advisor for the Portfolio (formerly, the Federated Utility Income Portfolio), for a total Sub-advisory fee of .50% of the portion of the average daily net assets of the Portfolio not in excess $25 million; plus .35% of the portion in excess of $25 million but not in excess of $50 million; plus .25% of the portion in excess of $50 million.

Administrator: PFPC Inc. (the "Administrator"), 103 Bellevue Parkway, Wilmington, Delaware 19809, a Delaware corporation that is an indirect wholly-owned subsidiary of PNC Financial Corp., serves as the administrator for the Trust pursuant to a Trust Accounting and Administration Agreement between the Trust and the Administrator, dated May 1, 1992 (the "Administration Agreement"). The Administrator provides certain fund accounting and administrative services to the Trust, including, among other services, accounting relating to the Trust and investment transactions of the Trust, and computing daily net asset values. The Administrator does not have any responsibility or authority for the management of the assets of the Trust, the determination of its investment policies, or for any matter pertaining to the distribution of securities issued by the Trust.

         As compensation for the services and facilities provided by the Administrator under the Administration Agreement, the Trust has agreed to pay to the Administrator its "out-of-pocket" expenses plus the greater of certain percentages of the average daily net assets of the Trust or certain specified minimum annual amounts calculated for each Portfolio. The percentages of the average daily net assets are: (a) 0.10% of the first $200 million; (b) 0.06% of the next $200 million; (c) 0.0375% of the next $200 million; and (d) 0.03% of average daily net assets over $600 million. The minimum amount is $75,000 for each of the JanCap Growth Portfolio, the Founders Capital Appreciation Portfolio, the INVESCO Equity Income Portfolio, and the Neuberger&Berman Mid-Cap Value Portfolio. The minimum amount is $100,000 for the T. Rowe Price International Bond Portfolio, and the T. Rowe Price International Equity
Portfolio. For an additional discussion of the services provided by the Administrator under the Administration Agreement, and the "out-of-pocket" expenses the Trust is to pay the Administrator, see the Trust's SAI under "Management of the Trust: The Administrator and Transfer and Shareholder Servicing Agent."

Sale of Shares: Shares are sold at net asset value to Participating Insurance Companies and Qualified Plans. The Trust has entered into separate agreements for the sale of shares with American Skandia Life Assurance Corporation ("ASLAC") and Kemper Investors Life Insurance Company ("Kemper"), respectively. Pursuant to these agreements, the Trust will pay ASLAC and Kemper for printing and delivery of certain documents to the beneficial owners of Trust shares who are holders of variable annuity and variable life insurance policies issued by ASLAC and Kemper. Such documents include prospectuses, semi-annual and annual reports and any proxy materials. The Trust will pay ASLAC 0.1%, on an annualized basis, of the net asset value of the shares legally owned by any separate account of ASLAC, and will pay Kemper 0.1%, on an annualized basis, of the net asset value of the shares legally owned by the separate accounts of Kemper named in the sales agreement. The Trust may enter into sales agreements with other Participating Insurance Companies or certain Qualified Plans in the future. Qualified Plans and owners of variable annuity contracts and variable insurance policies will receive annual and semi-annual reports including the financial statement of the Portfolios that they have authorized for investment.

TAX MATTERS:

         This discussion of federal income tax consequences applies to the Participating Insurance Companies, Qualified Plans and plan participants in certain types of Qualified Plans since the separate accounts of the Participating Insurance Companies, the Qualified Plans and plan participants in certain Qualified Plans will be the shareholders of the Trust. Holders of variable annuity contracts or variable life insurance policies must consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders, and plan participants must consult with any applicable plan documents for information on the federal income tax consequences to such holders. The Trust intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), including requirements with respect to diversification of assets, distribution of income and sources of income. It is the Trust's policy to distribute to shareholders all of its investment income (net of expenses) and any capital gains (net of capital losses) in accordance with the timing requirements imposed by the Code so that the Trust will satisfy the distribution requirement of Subchapter M and not be subject to federal income taxes or the 4% excise tax.

         Distributions by the Trust of its net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable to shareholders as ordinary income. These distributions are treated as dividends for federal income tax purposes, but will not qualify for the 70% dividends-received deduction for corporate shareholders. Distributions by the Trust of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder held his shares.

         Portions of certain Portfolio's investment income may be subject to foreign income taxes withheld at source. The Trust may elect to "pass-through" to the shareholders of such Portfolios these foreign taxes, in which event each shareholder will be required to include his pro rata portion thereof in his gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit for such amount.

         Distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Trust. In general, distributions by the Trust are taken into account by the shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by the Trust and received by the shareholders on December 31 of the preceding year. A statement setting forth the federal income tax status of all distributions made or deemed made during the year, including any amount of foreign taxes "passed through," will be sent to shareholders promptly after the end of each year. Notwithstanding the foregoing, distributions by the Trust to certain Qualified Plans may be exempt from federal income tax.

         Under Code Section 817(h), a segregated asset account upon which a variable annuity contract or variable life insurance policy is based must be "adequately diversified." A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in Treasury regulations. For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to "look-through" the regulated investment company to its pro rata portion of the regulated investment company's assets, provided the regulated investment company satisfies certain conditions relating to the ownership of its shares. The Trust intends to satisfy these ownership conditions. Further, the Trust intends that each Portfolio separately will be adequately diversified. Accordingly, a segregated asset account investing solely in shares of a Portfolio will be adequately diversified, and a segregated asset account investing in shares of one or more Trust Portfolios and shares of other adequately diversified funds generally will be adequately diversified.

         The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. As the foregoing discussion is for general information only, a prospective shareholder should also review the more detailed discussion of federal income tax considerations relevant to the Trust that is contained in the Trust's SAI. In addition, each prospective shareholder should consult with his own tax advisor as to the tax consequences of investments in the Trust, including the application of state and local taxes which may differ from the federal income tax consequences described above.

DESCRIPTION OF SHARES OF THE TRUST:

         The Trust's Declaration of Trust dated October 31, 1988, which governs certain Trust matters, permits the Trust's Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share. Each share entitles the holder to one vote for the election of Trustees and on all other matters that are not specific to one class of shares, and to participate equally in dividends, distributions of capital gains and net assets of each applicable Portfolio. Only shareholders of shares of a specific Portfolio may vote on matters specific to that Portfolio. Shares of one class may not bear the same economic relationship to the Trust as shares of another class. In the event of dissolution or liquidation, holders of shares of a Portfolio will receive pro rata, subject to the rights of creditors, the proceeds of the sale of the assets held in such Portfolio less the liabilities attributable to such Portfolio. Shareholders of a Portfolio will not be liable for the expenses, obligations or debts of another Portfolio.

         There are no preemptive or conversion rights applicable to any of the Trust's shares. The Trust's shares, when issued, will be fully paid, non-assessable and transferable. The Trustees may at any time create additional series of shares without shareholder approval.

         Generally, there will not be annual meetings of shareholders. A Trustee may, in accordance with certain rules of the Securities and Exchange Commission, be removed from office when the holders of record of not less than two-thirds of the outstanding shares either present a written declaration to the Trust's custodian or vote in person or by proxy at a meeting called for this purpose. In addition, the Trustees will promptly call a meeting of shareholders to remove a Trustee(s) when requested to do so in writing by record holders of not less than 10% of the outstanding shares. Finally, the Trustees shall, in certain circumstances, give such shareholders access to a list of the names and addresses of all other shareholders or inform them of the number of shareholders and the cost of mailing their request.

         Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders. The Declaration of Trust provides for indemnification out of the Trust's property for all loss and expense of any shareholder of the Trust held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations wherein the complaining party was held not to be bound by the disclaimer.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involving the conduct of his office. The Declaration of Trust provides for indemnification by the Trust of the Trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Such person may not be indemnified against any liability to the Trust or the Trust's shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also authorizes the purchase of liability insurance on behalf of Trustees and officers.

PERFORMANCE:

         The Portfolios may measure performance in terms of total return, which is calculated for any specified period of time by assuming the purchase of shares of the Portfolio at the net asset value at the beginning of the period. Each dividend or other distribution paid by each Portfolio during such period is assumed to have been reinvested at the net asset value on the reinvestment date. The shares then owned as a result of this process are valued at the net asset value at the end of the period. The percentage increase is determined by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value. Each Portfolio's total return shows a Portfolio's overall dollar or percentage change in value, including changes in share price and assuming each Portfolio's dividends and capital gains distributions are reinvested. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative return if a Portfolio's performance had been constant over the entire period. Total return figures are based on the overall change in value of a hypothetical investment in each Portfolio. Because average annual returns for more than one year tend to smooth out variations in each Portfolio's return, investors should recognize that such figures are not the same as actual year-by-year results. To illustrate the components of overall performance, a Portfolio may separate its cumulative and average annual returns into income results and capital gains or losses.

         The Portfolios may also measure performance in terms of yield. Each Portfolio's yield shows the rate of income the Portfolio earns on its investments as a percentage of the Portfolio's share price. To calculate yield, the Portfolio takes the interest and dividend income it earned from its investments for a 30-day period (net of expenses), divides it by the average number of Portfolio shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Portfolio's net asset value at the end of the 30-day period. For the Portfolio's investments denominated in foreign currencies, income and expenses are calculated in their respective currencies and then converted to U.S. dollars. Yields are calculated according to methods that are standardized for all stock and bond funds. Because yield calculation methods differ from the method used for other accounting purposes (for instance, currency gains and losses are not reflected in the yield calculation), a Portfolio's yield may not equal the income paid to shareholders' accounts or the income reported in the Portfolio's financial statements.

         The Portfolios impose no sales or other charges that would impact the total return or yield computations. Portfolio performance figures are based upon historical results and are not intended to indicate future performance. The investment return and principal value of an investment in any of the Portfolios will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         Yield and total returns quoted from the Portfolios include the effect of deducting each Portfolio's expenses, but may not include charges and expenses attributable to any particular insurance product. Because shares of the Portfolios may be purchased through variable insurance contracts, the prospectus of the Participating Insurance Company sponsoring such contract should be carefully reviewed for information on relevant charges and expenses. Excluding these charges from quotations of each Portfolio's performance has the effect of increasing the performance quoted. The effect of these charges should be considered when comparing a Portfolio's performance to that of other mutual funds. In advertising and sales literature, these figures will be accompanied by figures that reflect the applicable contract charges.

         From time to time in advertisements or sales material, the Portfolios (or Participating Insurance Companies) may discuss their performance ratings or other information as published by recognized mutual fund statistical or rating services, such as Lipper Analytical Services, Inc., Morningstar or by publications of general interest, such as Forbes or Money. The Portfolios may also compare their performance to that of other selected mutual funds, mutual fund averages or recognized stock market indicators, including the Standard & Poor's 500 Stock Index, the Standard & Poor Midcap Index, the Dow Jones Industrial Average, the Russell 2000 and the NASDAQ composite. In addition, the Portfolios may compare their total return or yield to the yield on U.S. Treasury obligations and to the percentage change in the Consumer Price Index. The T. Rowe Price International Equity Portfolio and T. Rowe Price International Bond Portfolio may compare its performance to the record of global market indicators such as Morgan Stanley Capital International Europe, Australia, Far East Index (EAFE Index), an unmanaged index of foreign common stock prices translated into U.S. dollars. Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Portfolios and such other funds or market indicators may be comprised of securities that differ significantly from the Portfolios' investments.

TRANSFER AND SHAREHOLDER SERVICING AGENT: PFPC Inc., 103 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Trust's transfer and shareholder servicing agent.

CUSTODIAN: The custodian for all cash and securities holdings of the T. Rowe Price International Equity Portfolio, and T. Rowe Price International Bond Portfolio, is Morgan Stanley Trust Company, One Pierrepont, Brooklyn, New York. The custodian for all cash and securities holdings of the other Portfolios is PNC Bank, Airport Business Center, International Court 2, 200 Stevens Drive, Philadelphia, Pennsylvania 19113. For these Portfolios, Morgan Stanley Trust Company will serve as co-custodian with respect to foreign securities holdings.

COUNSEL AND AUDITORS: The firm of Werner & Kennedy, 1633 Broadway, 46th Floor, New York, New York 10019, is counsel for the Trust. Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, has been appointed independent auditor for the Trust.

OTHER INFORMATION: This Prospectus omits certain information contained in the registration statement filed with the Securities and Exchange Commission. Copies of the registration statement, including items omitted herefrom, may be obtained from the Commission by paying the charges prescribed under its rules and regulations.

         Shareholder inquiries should be made by telephone to (203) 926-1888 or, if in writing, to the Trust's office at One Corporate Drive, Shelton, Connecticut 06484. Holders of variable annuity contracts or variable life insurance policies issued by Participating Insurance Companies for which shares of the Trust are the investment vehicle will receive from the Participating
Insurance Companies unaudited semi-annual financial statements and year-end financial statements audited by the Trust's independent auditors. If applicable, each plan participant will receive from the Qualified Plan trustees, or directly from the Trust, unaudited semi-annual financial statements and year-end financial statements audited by the Trust's independent auditors. Each report will show the investments owned by the Trust and the market values of the investments and will provide other information about the Trust and its operations.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND INFORMATION OR REPRESENTATIONS NOT HEREIN CONTAINED, IF GIVEN OR MADE, MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.